U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

GLOBALWISE INVESTMENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 6, 2014

To Our Stockholders:

We cordially invite you to attend the 2014 Annual Meeting of Stockholders of GlobalWise Investments, Inc., (the “Company” or “GlobalWise”) which will be held at 2190 Dividend Drive, Columbus, Ohio 43228 on August 6, 2014, at 10 AM, local time, for the following purposes:

1.	To elect four directors, each to hold office for a term of one year and until his successor is duly elected and qualified;

2.	To adopt and approve an amendment to our Articles of Incorporation to effect a reverse stock split of the Company’s common stock;

3.	If Proposal 2 is defeated, to adopt and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 50,000,000 shares to a total of 100,000,000 shares;

4.	To consider and vote on a proposal to change the name of the Company from “GlobalWise Investments, Inc.” to “Intellinetics, Inc.”;

5.	To approve, by a non-binding advisory vote, the compensation of our named executive officers;

6.	To recommend, by a non-binding advisory vote, the frequency of future advisory votes on executive compensation;

7.	To ratify the appointment of GBQ Partners LLC (“GBQ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors has fixed the close of business on July 3, 2014 as the record date for determining the stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

By Order of the Board of Directors,

Matthew L. Chretien
President and Chief Executive Officer

Columbus, Ohio

June 27, 2014

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy or voting instructions as soon as possible so that your shares can be voted at the Annual Meeting. You may vote your shares by email or by completing, signing, dating and returning your proxy card in the enclosed, self-addressed stamped envelope, which requires no postage if mailed in the United States.

For further instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” in the proxy statement and the instructions on the proxy card or voting instruction form.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 6, 2014:

The proxy statement and our 2014 Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available at http://www.intellinetics.com/investor-relations/sec-filings.

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

PROXY STATEMENT

For The

2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 6, 2014

questions and answers about the Annual Meeting and voting

Why am I receiving these materials?

The Board of Directors (the “Board”) of GlobalWise Investments, Inc. (“GlobalWise,” “Company,” “we,” “our” or “us”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place at 2190 Dividend Dr., Columbus, Ohio 43228 on August 6, 2014, at 10 AM, local time. As a stockholder of record as of the close of business on July 3, 2014, the record date for the Annual Meeting, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. We began mailing this proxy statement, the accompanying proxy card and the notice of Annual Meeting on or about July 8, 2014.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our corporate governance, the compensation of our directors and of our executive officers, and certain other required information. Our 2013 Annual Report to Stockholders, notice of the Annual Meeting and a proxy card are also enclosed with this proxy statement.

What proposals will stockholders vote on at the Annual Meeting?

Stockholders will vote on seven proposals at the Annual Meeting:

•	Election of directors (Proposal 1);

•	Authorization of a reverse stock split of the Company’s common stock (Proposal 2);

•	If Proposal 2 is defeated, authorization of 50,000,000 additional shares of common stock (Proposal 3)

•	Adoption of a name change from “GlobalWise Investments, Inc.” to “Intellinetics, Inc.” (Proposal 4)

•	A non-binding advisory vote on the compensation of our named executive officers (Proposal 5)

•	A non-binding advisory vote on the frequency of future advisory votes on executive compensation (Proposal 6)

•	Ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 7).

We will also consider any other business that properly comes before the Annual Meeting, although as of the date of this proxy statement we are not aware of any other matters to be presented at the Annual Meeting other than as set forth in this proxy statement.

How does the Board of Directors recommend that I vote my shares?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the election as directors of the four nominees named in this proxy statement (Proposal 1);

•	“FOR” the authorization of a reverse stock split of the Company’s common stock (Proposal 2);

•	If Proposal 2 is defeated, “FOR” the authorization of 50,000,000 additional shares of common stock (Proposal 3);

•	“FOR” the adoption of a name change from “GlobalWise Investments, Inc.” to “Intellinetics, Inc.” (Proposal 4);

•	“FOR” the approval of the compensation of our named executive officers (Proposal 5);

•	“THREE YEARS” as the frequency of future advisory votes on executive compensation (Proposal 6) and

•	“FOR” the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 7).

Who is entitled to vote at the Annual Meeting?

Each holder of record of shares of our common stock as of the close of business on July 3, 2014, which is the record date for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of our common stock outstanding as of the close of business on the record date is entitled to one vote on each proposal presented at the Annual Meeting. You may vote all shares owned by you as of the record date, including shares that are held directly in your name as the stockholder of record, and shares that are held for you as the beneficial owner in street name through a brokerage firm, bank, trustee or other nominee. As of the close of business on the record date, 47,362,047 shares of common stock were outstanding and entitled to vote.

What is the difference between holding shares as a “stockholder of record” and as a beneficial owner in “street name”?

These terms describe how your shares are held. Several of our stockholders hold their shares beneficially through a brokerage firm, bank, trustee or other nominee rather than directly in their own name. As described below, there are some very important distinctions between shares held of record and those owned beneficially.

Shares held of record: If your shares are registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, you are considered the “stockholder of record” of those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use. You may also vote by email, as described on the proxy card and as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Shares owned beneficially: If your shares are held in an account by a brokerage firm, bank, trustee or other nominee in its name as a custodian, then you are considered the beneficial owner of those shares, which are held in “street name,” and these proxy materials are being forwarded to you by your brokerage firm or other nominee, which is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your brokerage firm or other nominee how to vote those shares, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record of those shares, you may not vote those shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Your brokerage firm or other nominee has enclosed or provided voting instructions for you to use in directing your brokerage firm or other nominee how to vote your shares. Many brokerage firms and banks, as well as some other nominees, also offer voting on the Internet or by telephone. Please refer to the voting instruction form you received from your brokerage firm or other nominee for instructions on the voting methods they offer.

Can I attend the Annual Meeting?

You are entitled and invited to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner of shares held in street name as of the record date or hold a valid proxy for the Annual Meeting.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record as of the record date, you may vote your shares in person at the Annual Meeting. If you are a beneficial owner of shares held in street name as of the record date, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as a stockholder of record or indirectly as a beneficial owner in street name, you may direct how your shares are voted without attending the Annual Meeting.

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If you are a stockholder of record, you may vote your shares by submitting a proxy by one of the following methods:

By Email: Stockholders of record may submit proxies by following the “Vote by Email” instructions on their proxy cards until 11:59 p.m., Eastern Time, on August 5, 2014.

By Mail: Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm or other nominee. Most stockholders who hold shares beneficially in street name may vote by Internet or by telephone by accessing the Internet website or by calling the number specified on the voting instruction cards provided by their brokerage firms or other nominees, or by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope. Please refer to the voting instruction card provided by your brokerage firm or other nominee for details. Since a beneficial owner is not the stockholder of record, you will not be entitled to vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the brokerage firm or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Can I revoke my proxy and change my vote after I have voted?

You may revoke your proxy and change your vote at any time prior to the taking of the vote at the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote by taking any of the following actions before your shares are voted at the Annual Meeting:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under “How can I vote my shares without attending the Annual Meeting,” until the applicable deadline for each method;

•	delivering a written notice of revocation to our Secretary at GlobalWise Investments, Inc., 2190 Dividend Drive, Columbus, Ohio 43228; or

•	attending the Annual Meeting and voting your shares in person, although your attendance at the Annual Meeting will not in and of itself constitute the revocation of your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your brokerage firm or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm or other nominee granting you the right to vote your shares, by attending the Annual Meeting and voting in person.

How will my shares be voted if I sign and return my proxy card or voting instruction form without specifying how they should be voted?

If you provide specific voting instructions with respect to any proposals, your shares will be voted as you specify on such proposals. If you are a stockholder of record and sign and return your proxy card without specifying how your shares are to be voted on some or all of the proposals, then your shares will be voted on those proposals as recommended by the Board of Directors. See “How does the Board of Directors recommend that I vote my shares?” above. If you are a beneficial owner of shares held in street name and either sign and return your voting instruction form without specifying how your shares are to be voted on some or all of the proposals or you do not sign and return a voting instruction form, then your brokerage firm or other nominee may generally vote your shares in its discretion on “routine” proposals but not on proposals that are not routine. See “How are broker non-votes and abstentions treated?” below.

What is the quorum requirement for the Annual Meeting?

The quorum requirement is the minimum number of shares that must be present at the Annual Meeting for us to hold the meeting and conduct business. For a quorum to exist, the holders of a majority of the shares of common stock outstanding as of the record date must be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes, as discussed below, are counted as present for the purpose of determining the presence of a quorum.

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How are broker non-votes and abstentions treated?

Generally, “broker non-votes” occur on a proposal when shares held of record by a brokerage firm or other nominee in street name for a beneficial owner are not voted on that proposal because the brokerage firm or other nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote those shares on that proposal. A brokerage firm or other nominee is entitled to vote shares held for a beneficial owner on routine proposals without instructions from the beneficial owner of those shares. However, a brokerage firm or other nominee is not entitled to vote shares for a beneficial owner on non-routine proposals absent instructions from the beneficial owner of such shares. Broker non-votes are counted for purposes of determining whether a quorum exists, but are not counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on any proposal.

The election of directors (Proposal 1), authorization of a reverse stock split, (Proposal 2), authorization of additional shares (Proposal 3), change of name (Proposal 4), the advisory vote to approve the compensation of our named executive officers (Proposal 5), and the advisory vote on the frequency of future stockholder advisory votes to approve executive compensation (Proposal 6) will be treated as non-routine proposals. If you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to either of those proposals, then your brokerage firm or other nominee will not be permitted to vote your shares on those proposals and your shares will be counted as broker non-votes on those proposals. The ratification of the appointment of our independent auditors (Proposal 7) will be treated as a routine proposal, so if you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to that proposal, then your brokerage firm or other nominee will be permitted to vote your shares on that proposal.

Abstentions are deemed present at the Annual Meeting and are counted for purposes of determining whether a quorum exists and are generally counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, except in the election of directors.

More information about the effects of broker non-votes and abstentions on the three proposals to be voted on by our stockholders at the Annual Meeting is provided in “What vote is required to approve each Proposal?” below.

What vote is required to approve each Proposal?

On Proposal 1, the election of four directors, the directors are to be elected by a plurality of the votes cast with respect to such director by the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 1. A “plurality of the votes cast” for purposes of the election of directors means that the four candidates receiving the highest number of votes cast shall be elected as the four directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

On Proposal 2, the authorization of the reverse stock split, the proposal must be approved by a majority of the votes cast by the shares outstanding and entitled to vote on Proposal 2. Abstentions and broker non-votes are counted as votes against Proposal 2.

On Proposal 3, which will only be voted upon in the event of a defeat of Proposal 2, the authorization of additional shares, the proposal must be approved by a majority of the shares outstanding and entitled to vote on Proposal 3. Abstentions and broker non-votes are counted as votes against Proposal 3.

On Proposal 4, the change of name, the proposal must be approved by a majority of the shares outstanding and entitled to vote on Proposal 4. Abstentions and broker non-votes are counted as votes against Proposal 4.

On Proposal 5, the advisory vote to approve the compensation of our named executive officers, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on that proposal is required to approve that proposal. However, Proposal 5 is advisory and the result of the voting on this proposal is not binding on us, our board of directors or the Compensation Committee, although our board and the Compensation Committee will take the voting results of this proposal into consideration when taking future actions on the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 5.

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On Proposal 6, the advisory vote on the frequency of future advisory votes to approve executive compensation, the frequency option of one year, two years or three years that receives the highest number of votes cast will be deemed to be the frequency option selected by our stockholders. However, Proposal 6 is advisory and the result of the voting on this proposal is not binding on us, our board of directors or the Compensation Committee, although our board and the Compensation Committee will take the voting result of this proposal into consideration when determining the frequency of future stockholder advisory votes on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 6.

On Proposal 7, the ratification of the Audit Committee’s appointment of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2014, the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal 7 is required to ratify the appointment of GBQ. Abstentions will have the same effect as votes against Proposal 7, while broker non-votes will have no effect on the outcome of the vote on Proposal 7.

Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

What happens if additional matters are presented at the Annual Meeting?

Other than the seven proposals described in this proxy statement, as of the date of this proxy statement we are not aware of any other business to be acted upon at the Annual Meeting. If any additional matters are properly presented for a vote at the Annual Meeting, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment.

Who will count the votes?

A representative from Standard Registrar & Transfer Company Inc., our transfer agent, will count the votes and serve as the inspector of election at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and the certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management and the Board of Directors.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in different names or are held in more than one account. Please vote all your shares by voting each proxy card and voting instruction card that you receive.

How can I access the proxy materials and annual report electronically?

The notice of Annual Meeting, this proxy statement and our 2013 Annual Report to Stockholders are available on the Internet at http://globalwiseinvestments.com/investor-relations/sec-filings.

Where can I find the voting results for the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. We will file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting announcing the final voting results.

If I vote against any Proposal, am I entitled to appraisal rights?

Under Nevada law, stockholders are not entitled to appraisal rights with respect to any of Proposals 1-7.

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Who pays the costs of this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes and proxies. If you choose to access these proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

In addition to the mailing of these proxy materials, we may also solicit proxies in person or by mail, telephone, facsimile, email or other means of communication by our directors, officers and employees, but we will not provide any additional or special compensation for such soliciting activities.

We will request that brokerage houses, banks, nominees, trustees and other custodians forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares, and, upon request, we will reimburse those custodians for their reasonable out-of-pocket expenses incurred in forwarding those materials.

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CORPORATE GOVERNANCE

We believe that our corporate governance principles and practices provide an important framework to ensure that our company is managed on a sound basis for the long-term benefit of our stockholders. Our Board of Directors is developing its corporate governance policies and practices in light of the recent changes at the Company to meet laws and regulations, including the rules and regulations of the Securities and Exchange Commission, and best practices in corporate governance.

Director Independence

In accordance with Rule 407(c)(a)(ii) of Regulation S-K, we are not a listed issuer and we use the definition of independence as set forth in the rules of the NASDAQ Stock Market. We are a smaller reporting company with a small number of directors. As a result, we do not currently have independent directors as a majority of our Board. It is anticipated that, in the near future, the board of directors will recruit additional independent directors to join the Board and also our Board committees. The charters of both our compensation committee and audit committees require that all members of each committee be independent. Currently, Robert C. Schroeder and Rye D’Orazio serve as our independent directors, and they are the sole members of both our audit and compensation committees. When determining the independence of Robert C. Schroeder, the Board considered his affiliation with Taglich Brothers, which has been retained by the Company as a Placement Agent, and his appointment by Taglich as a director under the terms of a Placement Agent Agreement between the Company and Taglich Brothers. The Board does not currently have a separate nominating committee, and as such, all directors are deemed to be part of the nominating committee, including the following directors who are (or were) not independent: A. Michael Chretien, Matthew L. Chretien, Thomas D. Moss, William J. Santiago (former director), Ramon Shealy (former director), and Roy Haddix (former director).

Meetings of the Board of Directors

Our Board of Directors, which currently consists of five directors, meets regularly throughout the year and holds special meetings whenever circumstances require. The Board of Directors held a total of 4 meetings during 2013. During 2013, each director attended 100% of the total number of meetings of the Board and of the committees of the Board on which such director served, and our directors in the aggregate attended 100% of the total number of meetings of the Board and committees on which they served.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee and Compensation Committee. The membership of each committee and its functions, duties and responsibilities are discussed below. Each committee meets regularly and operates under a written charter that has been adopted by our Board, which periodically reviews these committee charters and amends them as it deems appropriate. Each member of each of these Board committees is an independent director.

Audit Committee

Our Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. In 2013, the members of the Audit Committee were Rye D’Orazio (chairman) and Robert C. Schroeder (joined the Board and the Audit Committee on September 10, 2013). The Board of Directors has determined that both members are independent under our standards of director independence. The Board of Directors has determined that each member of the Audit Committee is financially literate and that Robert C. Schroeder qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act. The Audit Committee met four times during 2013.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight and monitoring responsibilities relating to:

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•	the quality and integrity of our financial statements;

•	our system of internal control over financial reporting and disclosure controls and procedures;

•	the quality and integrity of our auditing, accounting and financial reporting processes generally;

•	the audits of our annual financial statements and the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm;

•	the design and implementation of the internal audit function; and

•	our compliance with legal and regulatory requirements.

The Audit Committee’s duties and responsibilities include:

•	reviewing and discussing with management and our independent registered public accounting firm our annual audited and quarterly unaudited consolidated financial statements;

•	determining whether to recommend to the Board of Directors that our annual consolidated financial statements be included in our Annual Report on Form 10-K;

•	reviewing with management any earnings announcements or guidance forecasts and other announcements regarding our historical or projected results of operations;

•	selecting, appointing and, when appropriate, terminating our independent registered public accounting firm;

•	reviewing and pre-approving the nature, scope and fee arrangements of the annual audit and non-audit services of our independent registered public accounting firm;

•	reviewing the qualifications, performance and independence of our independent registered public accounting firm;

•	reviewing the scope and the results of the annual audit of our consolidated financial statements by our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our accounting and financial reporting practices and procedures and the design, implementation, adequacy and effectiveness of our system of internal controls;

•	preparing the annual Audit Committee report required by the rules of the SEC to be included in our proxy statement for our annual meetings of stockholders;

•	reviewing any transaction that involves a potential conflict of interest or a related person;

•	adopting and overseeing procedures for the receipt, retention and treatment of employee concerns and complaints regarding accounting, internal controls or auditing matters; and

•	providing other assistance to the Board of Directors, as requested, with respect to our financial, accounting and reporting practices.

The Audit Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors and attached as an exhibit to this Proxy Statement. The Audit Committee Report is on page 42 of this proxy statement.

Compensation Committee

Our Board of Directors has established a Compensation Committee. The members of the Compensation Committee currently are Robert C. Schroeder (chairman since he joined the Compensation Committee on March 27, 2014) and Rye D’Orazio. The Board of Directors has determined that each member of the Compensation Committee is independent under our standards of director independence. In addition, each member of the Compensation Committee meets the definition of a “non-employee director” under Section 16b-3 of the Exchange Act, and of an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee did not meet during 2013.

The primary purposes of the Compensation Committee are to review and approve the compensation of our executive officers and to oversee our compensation plans and policies generally. The Compensation Committee’s duties and responsibilities include:

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•	establishing, reviewing and approving our general compensation philosophy and strategy;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, and evaluating their performance in light of those corporate goals and objectives, and determining and approving their compensation based on that evaluation;

•	overseeing, evaluating and, as directed by the Board, administering and recommending changes to our incentive compensation plans and programs;

•	approving employment agreements, severance agreements, change in control agreements and other compensation agreements and arrangements for our executive officers;

•	reviewing and approving the compensation of directors;

•	evaluating and assessing any risks and excessive risk-taking activities encouraged by our compensation programs and policies;

•	reviewing the results of the advisory vote by stockholders on the compensation of our named executive officers;

•	reviewing, modifying and making recommendations with respect to, and monitoring compliance with, our stock ownership guidelines; and

•	preparing the annual Compensation Committee report required by the rules of the SEC to be included in our proxy statement for our annual meeting of stockholders.

The Compensation Committee does not generally exercise its power to delegate its authority to subcommittees and officers. The Compensation Committee has the authority under its charter to retain, approve fees for and terminate independent experts, consultants and advisors as it deems necessary to assist in the fulfillment of its responsibilities.

While the Compensation Committee gives significant weight to the recommendations of our Chief Executive Officer, the Compensation Committee is responsible for making the final decisions on executive compensation matters and exercises its discretion and authority in approving, modifying or rejecting these recommendations.

The Compensation Committee performs its functions and responsibilities under a written charter adopted by the Board of Directors and attached as an exhibit to this Proxy Statement. The Compensation Committee Report is on page 43 of this proxy statement.

Full Board Operates as Nominating and Corporate Governance Committee

Due to the fact that Intellinetics, Inc., an Ohio corporation (“Intellinetics”) has been operating as a subsidiary of a public company for a relatively short period of time, our number of shareholders and number of directors are still relatively few. Thus, the functions of a Nominating and Corporate Governance Committee are performed by the full Board of Directors. In the future as we are able to attract and retain additional directors, the Board envisions having a separate Nominating and Corporate Governance Committee comprised of independent directors. To date, there have been no recommendations of director candidates by security holders (except with respect to Robert C. Schroeder who was appointed under the terms of a Placement Agent Agreement), and thus, the Board does not yet have a written policy with respect to the consideration of such recommendations. However, the Board is open to such recommendations and would consider any such candidates for nomination in a similar manner as recommendations from another source. Any recommended nominees for a position on the Board must possess strong business and financial knowledge and leadership skills. Additional relevant skills or experience in the Company’s industry, working in the Company’s target client market, or with the Company’s specific software and services are also considered by the Board. Diversity of experience is important to our Board, and we hope to add more diversity to our Board as we attract and retain additional directors.

While the nominating function of the Board does not have a written charter, the primary functions performed by the Board in lieu of a separate Nominating and Corporate Governance Committee are to:

•	identify and recommend individuals qualified to become members of the Board of Directors and its committees;

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•	determine the Board’s size, composition, procedures, governance and committees;

•	develop, review and assess, our corporate governance principles and policies;

•	develop qualification criteria for Board membership;

•	review and recommend independence determinations with respect to the directors;

•	recommend Board committee assignments;

•	oversee our Board’s performance and self-evaluation process;

•	oversee risks and exposures associated with director nominations and qualifications, corporate governance and overall Board effectiveness; and

•	review governance-related stockholder proposals and recommend Board responses.

The Board unanimously approved the four nominees standing for election at the Annual Meeting.

Full Board Operates as Risk Committee

The functions of a Risk Committee are performed by the full Board of Directors. In the future as we are able to attract and retain additional directors, the Board envisions having a separate Nominating and Corporate Governance Committee comprised of independent directors.

The primary functions performed by the Board in lieu of a separate Risk Committee are:

•	assessing, and providing oversight to management regarding the identification and evaluation of, major financial, business, strategic, operational, contractual, regulatory, information and external risks inherent in our business and operations and the control processes with respect to such risks;

•	overseeing our risk management, compliance and control activities;

•	overseeing the integrity of our systems of operational controls regarding legal and regulatory compliance; and

•	overseeing our compliance with legal and regulatory requirements, including, without limitation, with respect to the conduct of our business.

Board Leadership Structure

Our Board of Directors has determined that at the present time it is in the best interests of our company and our stockholders to separate the roles and offices of the Chairman of the Board from the Chief Executive Officer in recognition of the differences between their roles, thereby allowing our Chief Executive Officer to focus on the day-to-day running of our company. The Board determined that this structure is optimal for us under our current circumstances because it allows Matthew L. Chretien, our Chief Executive Officer to devote his full attention and energy to setting and executing the strategic plan for our company and to providing day-to-day management and leadership of our company and our business and affairs, while allowing our Chairman to lead and direct Board meetings and to facilitate other Board activities and the flow of information between management and directors. Since 2012, A. Michael Chretien has served as our Chairman of the Board.

We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board, strengthens the Board’s independence from management and provides the appropriate leadership to help ensure effective risk oversight by the Board.

The offices of Chairman of the Board and Chief Executive Officer have been held by separate persons since 2012. However, the Board of Directors recognizes that circumstances may change over time. Accordingly, the Board of Directors has not adopted a formal policy requiring us to separate the roles of Chairman of the Board and Chief Executive Officer but rather believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and the Chief Executive Officer from time to time in a manner that is in the best interests of our company and our stockholders based upon then prevailing circumstances. We believe our current leadership structure is serving the best interests of our company and our stockholders.

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Executive Sessions

Executive sessions of independent directors, without any management director or other members of management being present, are held at the request of the independent directors as they deem necessary or appropriate. The sessions may be held in conjunction with a Board committee meeting at which no management director is present. Any independent director can request that additional executive sessions be scheduled.

Director Attendance at Annual Meetings of Stockholders

The Board of Directors expects all directors to attend each Annual Meeting of Stockholders, except where the failure to attend is due to unavoidable or unforeseeable circumstances.

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Nominations of Directors

Identifying and Evaluating Nominees for Director

The Board uses a variety of methods for identifying and evaluating nominees for director. The Board regularly assesses the appropriate size and composition of the Board of Directors, the needs and the respective committees of the Board, and the qualifications of candidates in light of those needs.

In selecting candidates for nomination at an annual meeting of stockholders, the Board begins by determining whether the incumbent directors whose terms expire at that meeting desire and are qualified to continue their service on the Board of Directors. The Board believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the policy of the Board, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the criteria for membership on the Board, and who the Board believes will continue to make important contributions to the Board.

If there are Board positions for which the Board will not be re-nominating a qualified incumbent, the Board will consider recommendations for director nominees from a wide variety of sources, including Board members, management, business contacts, stockholders and other appropriate sources. In evaluating such recommendations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the criteria for membership set forth below under “—Qualifications of Nominees for Director.”

The terms of A. Michael Chretien, Matthew L. Chretien, Rye D’Orazio, and Thomas D. Moss expire at the Annual Meeting. Accordingly, four persons will be elected as directors at the Annual Meeting. A. Michael Chretien, Matthew L. Chretien, Rye D’Orazio, and Thomas D. Moss were unanimously recommended for re-election by the Board, based upon their qualifications, expertise, skills and upon their prior experience on our Board.

Qualifications of Nominees for Director

The Board is responsible for reviewing the requisite qualifications and skills of director candidates in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. While the Board has not established specific requirements or policies regarding age, education, years of experience, diversity or specific types of skills for potential candidates, it analyzes certain criteria and qualifications that candidates for membership on the Board of Directors should possess. No particular criterion is necessarily applicable to all prospective nominees. Except in limited and exceptional circumstances, each candidate to serve on the Board of Directors should have the following qualifications:

•	A reputation for high personal and professional integrity, strong moral character and adherence to our high ethical standards and values.

•	The absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the candidate serving as a director, and no other interests that would materially impair the candidate’s ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to us and our stockholders.

•	Holds or has held a recognized position of leadership in the candidate’s community or the candidate’s field of endeavor, and has demonstrated high levels of achievement in the candidate’s community or field.

•	Business acumen and experience, inquisitiveness, strong analytical skills and the ability to exercise sound business judgment and common sense in matters that relate to our current and long-term objectives.

•	A general level of expertise and experience in our business areas.

•	The ability to read and understand basic financial statements and other financial information pertaining to us.

•	A commitment to understanding our company and our business, industry and strategic objectives.

•	The availability and a commitment to devote adequate time to the Board and its committees and the ability to generally fulfill all responsibilities as a member of our Board of Directors, including to regularly attend and participate in meetings of the Board, Board committees and stockholders, in light of the number of other company boards on which the candidate serves and the candidate’s other personal and professional commitments.

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•	The willingness and ability to represent fairly and to act in the interests of all of our stockholders rather than the interests of any particular stockholder, special interest group or other constituency.

•	For prospective non-employee directors, independence under SEC rules and regulations.

•	The willingness to accept the nomination to serve as a member of our Board of Directors.

•	Whether the prospective nominee will foster a diversity of skills, experiences and backgrounds on the Board.

•	Whether the prospective nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC rules.

•	For incumbent directors standing for re-election, the incumbent director’s performance during his term, including the number of meetings attended, the level of participation, and overall contribution to the Board.

•	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

From time to time the Board may identify certain other skills or attributes as being particularly desirable to help meet specific Board needs that have arisen. While our Board has not adopted a specific or formal policy on diversity with respect to directors, they share a commitment to an inclusive culture, endorse equal opportunity principles and practices and seek nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. We believe that the backgrounds and qualifications of the members of the Board, considered as a group, should provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board is committed to nondiscrimination on the basis of gender, race, religion, national origin, sexual orientation, disability or any other basis proscribed by law in selecting nominees.

Recommendations and Nominations by Stockholders

The policy of the Board is to consider properly submitted written nominations from stockholders for nominees for director. In general, persons properly recommended by stockholders as nominees for director are evaluated on the same basis as candidates recommended by other sources. Any stockholder recommendations for consideration by the Board should include the candidate’s name, biographical information, information regarding any relationships between the candidate and us, personal references, a statement of recommendation of the candidate from the stockholder, a description of the shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board and a written indication to provide such other information as the Board may reasonably request.

Nominations by stockholders for director candidates must be addressed to:

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Chief Financial Officer

Role of the Board in Risk Oversight

Risk is inherent in every business. We face a number of risks, including operational, financial, legal, regulatory, safety, strategic and reputational risks. While management is responsible for the day-to-day management of the risks we face, the role of our Board is to engage in the oversight of risk management and encourage management to promote a culture that actively manages risks as a part of our corporate strategy and operations. The Board’s role in the risk oversight process includes regular communication with members of senior management on areas of material risk to us, which enables the Board to understand our risk identification, assessment and management and our risk mitigation strategies.

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Each Board committee considers risk within its areas of responsibilities and keeps the Board regularly informed through committee reports about such risks. The Audit Committee assists the Board with respect to risk management primarily in the areas of accounting, financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board primarily with respect to the management of risks related to our compensation programs, policies and practices. This allocation of risk oversight responsibilities enables the Board of Directors and its committees to coordinate the risk oversight role. The full Board considers our risk profile and focus on the most significant risk factors facing us with the goal of ensuring that all material risks are identified and appropriate risk mitigation measures are implemented.

We believe that the Board’s leadership structure, as discussed above, is consistent with the roles of the Board and the Board committees in risk oversight. The Board has found that its current structure, with the separation of the roles of the Chairman of the Board and the Chief Executive Officer, supports the Board’s risk oversight activities, because the Chief Executive Officer and other members of senior management have responsibility for the management of risk and our Board, led by our Chairman, provides oversight of that risk management, and because various aspects of risk oversight are allocated among the committees of the Board within their areas of responsibility.

Codes of Ethics

We have not yet adopted a code of ethics, although we expect to do so as we develop our infrastructure and business. Our single operating subsidiary, Intellinetics, has a Code of Ethics. The Intellinetics Code of Ethics is available upon request from our Secretary, GlobalWise Investments, Inc. 2190 Dividend Dr., Columbus, Ohio 43228.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors. No member of the Compensation Committee is or has ever been an officer or employee of us or of any of our subsidiaries. None of our executive officers serves as a member of the board of directors or of the compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or of our Compensation Committee.

Access to Management and Outside Advisors

Our directors have full and unrestricted access to our management and employees. Our Board of Directors and its committees have the right to retain outside advisors and consultants of their choosing at our expense, without the consent or approval of management.

Communications with the Board of Directors

While the Board believes that management speaks for our company, any stockholder who wishes to communicate directly with the Board of Directors, any committee of the Board or any individual director may do so by directing a written request addressed to such director or directors as follows:

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, OH 43228

Attention: Chief Financial Officer

Communications directed to members of the Board will be forwarded to the intended Board members, unless such communications are deemed advertisements or promotional, clearly unrelated to our business or to Board or committee matters, or unduly hostile, threatening, illegal or otherwise unnecessary or inappropriate to forward.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members. Under our Articles of Incorporation and Bylaws, the members of the Board must be re-elected each year at the Annual Meeting of the Shareholders. Notwithstanding the foregoing, under the terms of a private placement effected on February 28, 2013 and March 6, 2013, Taglich Brothers has an exclusive right to appoint one director for a period of two years. Each director serves in office until the expiration of his term and until his successor is duly elected and qualified.

The terms of four directors expire at the Annual Meeting: A. Michael Chretien, Matthew L. Chretien, Rye D’Orazio, and Thomas D. Moss. Therefore, four directors will be elected at the Annual Meeting.

The Board of Directors has unanimously nominated A. Michael Chretien, Matthew L. Chretien, Rye D’Orazio, and Thomas D. Moss to be re-elected as directors at the Annual Meeting, to serve as directors for a term of one year. The remaining current member of our Board of Directors, Robert C. Schroeder, will continue in office until the expiration of his term in 2015 and until he is either re-elected or his respective successor is duly elected and qualified.

A. Michael Chretien, Matthew L. Chretien, Rye D’Orazio, and Thomas D. Moss, have each agreed to continue to serve as a director if re-elected by the stockholders at the Annual Meeting. The Board of Directors has no reason to believe that the nominees will be unable to serve. However, if any nominee should become unexpectedly unable to serve as a director, then the persons appointed as proxies in the accompanying proxy card intend to vote for such other nominee as the Board of Directors may designate unless the size of the Board is reduced by the Board of Directors.

Set forth below is information as of the date of this proxy statement about the nominees and the continuing director. In addition to the information presented below regarding the specific experience, qualifications, attributes and skills of each nominee and of each continuing director that led our Board of Directors to conclude that such person should serve as a director, we also believe that each nominee and the continuing director has demonstrated a high level of leadership experience, business acumen, integrity and honesty, and an ability to exercise sound judgment and deal with complex problems, as well as a commitment of service to our company and our Board. Our Board of Directors believes that these skills and qualifications, combined with the diverse backgrounds, experience, expertise and perspectives of our directors, contribute to robust and productive discussions in the boardroom and the ability of the Board to work in a positive and collegial fashion that benefits our company and our stockholders by creating a strong and effective Board of Directors. The Board considers the composition of the Board in light of our evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills and experiences needed for the broad set of challenges that it confronts and the responsibilities it has. Based on all of these qualifications, the Board of Directors believes that each nominee and the continuing director has the appropriate set of skills and qualifications to serve as members of the Board and to benefit our company and our stockholders as Board members.

Nominees

Term Expires in 2015

A. Michael Chretien, 74, is a co-founder of Intellinetics and has served as Intellinetics’ Chairman of the Board, Vice President of Compliance, and Secretary since September 2011. From 1999 until September 2011, A. Michael Chretien was employed as Intellinetics’ Vice President. Prior to joining Intellinetics, A. Michael Chretien served for twenty-six years in the Federal Bureau of Investigation. As a co-founder with extensive experience working for the public sector, our Board believes A. Michael Chretien is qualified to serve on our Board. He brings to the Board unique insight and relationships with respect to our government-sector customers, as well as strong leadership skills. A. Michael Chretien is the father of Matthew L. Chretien.

Matthew L. Chretien, 46, was appointed interim President and Chief Executive Officer on July 31, 2013. He is a co-founder of Intellinetics and has served as Intellinetics’ Executive Vice President, Chief Technology Officer, Chief Financial Officer, and Treasurer since September 2011. Matthew L. Chretien resigned from the Chief Financial Officer position in September 2012. From January 1999 until September 2011, Matthew L. Chretien was employed as Intellinetics’ President and Chief Executive Officer. From 1996 until 1999, Matthew L. Chretien was employed as Intellinetics’ Vice President. Prior to joining Intellinetics, Matthew L. Chretien served as the field sales engineer for Unison Industries, a manufacturer of aircraft ignition systems. As a co-founder who has been an active executive at all times since 1996, our Board believes Matthew L. Chretien is qualified to serve on our Board. He brings to the Board valuable leadership experience and insight with respect to our technology; products and services; and relationships with customers, vendors, and distributors. Matthew L. Chretien is the son of A. Michael Chretien.

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Rye D’Orazio, 59, serves as a member of our board of directors, and has served as a director of Intellinetics since 2006. Rye D’Orazio has been a partner at Ray & Barney Group since 2001. From 1995 to 2000, Rye D’Orazio served as Vice President of Professional Services at Compucom. From 1985 to 1995, Rye D’Orazio was a partner at NCGroup, which he founded. From 1982 to 1995, Rye D’Orazio was employed as the Vice President of Professional Services at Triangle Systems, and from 1977 to 1982, Rye D’Orazio was employed as a systems engineer at Electronic Data Systems. Rye D’Orazio brings over 30 years of important industry experience and business acumen to our Board. Our Board believes that Rye D’Orazio’s experience and expertise, particularly with respect to professional services and entrepreneurship, qualify him to serve on our Board.

Thomas D. Moss, 57, is a co-founder of Intellinetics and has served as Intellinetics’ Chief Software Engineer since 1996. Prior to joining Intellinetics, Thomas D. Moss was employed as a senior software developer at North American Computer Services from 1988 to 1994. From 1983 to 1988, Thomas D. Moss was employed as a programmer/analyst at Confidential Data Services. Thomas D. Moss brings to our Board more than 30 years of experience in the software development industry, as well as extensive product development skills and historical knowledge of our technology products. As a co-founder and long-time Chief Software Engineer, our Board believes Thomas D. Moss is qualified to serve on our Board.

Continuing Directors

Term Expires in 2015

Robert C. Schroeder, 46, serves as a member of our board of directors since September 10, 2013. Robert C. Schroeder is Vice President of Investment Banking at Taglich Brothers and specializes in advisory services and capital raising for small public and private companies. Prior to that, Robert C. Schroeder served as Senior Equity Analyst publishing sell-side research on publicly traded companies. Prior to joining Taglich Brothers, he served in various positions in the brokerage and public accounting industry. Robert C. Schroeder received a B.S. degree in accounting and economics from New York University. He currently serves on the board of directors of publicly traded Air Industries Group, a manufacturer of aerospace parts and assemblies, and Decisionpoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions. The Board believes Robert C. Schroeder is well qualified to serve on the Board due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

Vote Required

Our Bylaws require that each director be elected by a plurality of the votes cast by the holders of the shares of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting with respect to the directors. A “plurality of the votes cast” means that the four candidates receiving the highest number of votes cast shall be elected as the four directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES:

A. MICHAEL CHRETIEN, MATTHEW L. CHRETIEN, RYE D’ORAZIO, AND THOMAS D. MOSS

Proxy cards properly signed and timely returned to us will be so voted,

unless contrary instructions are specified.

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PROPOSAL 2

reverse stock split

The Board of Directors is seeking stockholder approval of a proposal, which it has unanimously approved, to amend Article II of the Company's Articles of Incorporation to implement a reverse split ("Reverse Split") of the Company's Common Stock in the ratio of one-for-seven.

Reasons for the Reverse Split

The Board of Directors believes that the Reverse Split may be necessary or advisable in order to improve the liquidity and marketability of the Company's Common Stock, and to respond to future opportunities which may arise to raise additional capital, based upon future developments in the business affairs of the Company, the market and the economy.

The Board of Directors believes that the relatively low market price per share of the Company's Common Stock is impairing the marketability of the Common Stock to institutional investors and members of the investing public. In theory, the number of shares outstanding should not, in and of itself, affect the marketability of the Common Stock, the nature of investors who purchase the Common Stock, or the Company's reputation in the financial community. In practice, however, the Company believes many brokerage firms and institutional investors are reluctant to recommend lower-priced stocks to their clients or to hold them in their portfolios because they are perceived to be speculative in nature. This impairment of marketability may affect not only the liquidity and trading price of the Common Stock, but also the Company's ability to raise additional capital through the sale of equity securities or securities convertible into equity securities. In addition, many brokerage houses have policies and practices that discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stock economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commission resulting from a Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by the Reverse Split.

The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding resulting from the Reverse Split, if it is effected, will increase the trading price of the outstanding shares and thus stimulate greater interest in the Common Stock by the financial community and the investing public, promote greater liquidity for the Company's stockholders, and result in a bid price level for the Common Stock after the Reverse Split that may in the future permit it to obtain an exchange listing. The Board of Directors also believes that the Reverse Split will result in a price level for the Common Stock that will mitigate the present reluctance, policies and practices of brokerage firms, and diminish the adverse impact of trading commissions and recommendation restrictions on the potential market for the Company's Common Stock. Although any increase in the market price of the Common Stock resulting from the Reverse Split may be proportionately less than the decrease in the number of shares outstanding, the Board of Directors believes that the proposed Reverse Split should result in a market price for the shares that would be high enough to maintain the Nasdaq National Market listing, to overcome the reluctance, policies and practices at brokerage houses and institutional investors referred to above and to diminish the adverse impact of correspondingly high trading commissions on the market for the Common Stock.

However, there is no assurance that the Reverse Split will achieve the desired results, that the price per share of the Common Stock after the Reverse Split will increase at all or proportionately with the decrease in the number of shares, that the Common Stock will achieve the desired additional marketability, or that any price increase can be sustained for a prolonged period of time. Also, it is possible that the liquidity of the Common Stock after the Reverse Split may be adversely affected by the reduced number of shares outstanding if the proposed Reverse Split is implemented. In addition, the Reverse Split might leave some stockholders with one or more "odd lots" of the Company's Common Stock (stock in amounts of less than 100 shares), which may be more difficult to sell or require greater commission per share to sell than shares in round lots of 100.

Principal Effects of the Reverse Split

If approved, the Reverse Split shall become effective as soon as practicable after the Annual Meeting on the date of the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada (the "Effective Date"). Upon the Effective Date, each seven shares of Common Stock then issued and outstanding ("Pre-Split Common Stock") will automatically, without any action on the part of the holders of such Common Stock, be converted into one share of Common Stock ("Post-Split Common Stock"), subject to the cash payment for fractional shares discussed below. From and after the Effective Date of the Reverse Split, certificates representing shares of Pre-Split Common Stock will be deemed to represent only the number of whole shares of Post-Split Common Stock into which the shares of Pre-Split Common Stock were converted and the right to receive cash in lieu of any fractional share of Post-Split Common Stock.

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Based upon the 47,362,047 shares of Common Stock outstanding as of the Record Date, the Reverse Split, if implemented, would reduce the number of outstanding shares of Common Stock to approximately 6,766,006 shares, or by 86%. The Reverse Split would not affect the par value of the Common Stock, which is and will remain $.001 per share, or the number of authorized shares of Common Stock, which is and will remain 50,000,000 shares. Accordingly, because the Reverse Split would result in a reduction in the number of shares of Common Stock outstanding, without any decrease in the authorized number of shares of Common Stock or increase in the par value of the Common Stock, the Reverse Split would result in an increased number of shares of Common Stock authorized and available for issuance, a decrease in the stated capital of the Company and a corresponding increase in aggregate capital in excess of par value. Except for changes resulting from the Reverse Split as described herein, the rights and privileges of holders of shares of Common Stock would remain unchanged, and implementation of the Reverse Split would not result in any change of the relative equity interest in the Company or the voting power or the rights and privileges of the holders of Common Stock.

If the Reverse Split is implemented, then each outstanding option or warrant would automatically become an option or warrant, as the case may be, to purchase 14% of the number of shares subject to the option or warrant immediately prior to the Reverse Split at an exercise price which is seven times the exercise price of the option or warrant immediately prior to the Reverse Split, subject to adjustment as a result of the elimination of fractional shares. The aggregate number of shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and options would decrease from approximately 1,848,214 shares of Common Stock to approximately 264,031 shares of Common Stock, subject to adjustment as a result of the elimination of fractional shares. In addition, the number of shares of Common Stock into which the Company's Contingent Instruments can be converted will be reduced by 86%, and the conversion price will increase to between seven times the current conversion price. If the Reverse Split is implemented, then the Company would obtain a new CUSIP number for the Common Stock effective at the time of the Reverse Split.

Because one effect of the Reverse Split will be to decrease the number of shares of Common Stock outstanding without any increase in the par value of the Common Stock, the Company's stated capital would be reduced, but the aggregate capital in excess of par value attributable to the outstanding Common Stock would be correspondingly increased. Under Nevada law, the Board of Directors would have the authority, subject to certain limitations, to transfer some or all of such capital in excess of par value from capital to surplus. The Board of Directors has no plans to make such a transfer of capital at this time.

If the Reverse Split is implemented, then the decrease in number of shares of Common Stock outstanding and reserved for issuance pursuant to the exercise of outstanding options and warrants and the convertible note will result in an increase in the number of shares of Common Stock available for issuance by the Board of Directors for raising additional capital, stock options and warrants, stock splits, stock dividends or other corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted. Like the presently authorized but unissued shares of Common Stock, the additional shares of Common Stock which would become available for issuance upon the implementation of the Reverse Split would be available for issuance without further action by the Company's stockholders. Holders of Common Stock have no preemptive rights to subscribe to or for any additional shares of the Company. Except in certain cases such as stock dividends, the issuance of additional shares of Common Stock would have the effect of diluting the voting power of existing stockholders.

If this amendment is approved, the following instruments would, as a direct result of such approval, become eligible for exercise or conversion into additional shares of common stock (collectively, the “Contingent Instruments”):

•	Warrant, dated February 15, 2013, issued to A. Michael Chretien, for a right to purchase 3,500,000 shares of common stock at $0.001 per share within four years after the shareholders increase the number of authorized shares of common stock. The warrant was granted to A. Michael Chretien in exchange for his contribution of 3,500,000 shares he previously owned back to the Company in anticipation of a private offering of securities.
•	Warrant, dated February 15, 2013, issued to Matthew L. Chretien, for a right to purchase 3,500,000 shares of common stock at $0.001 per share within four years after the shareholders increase the number of authorized shares of common stock. The warrant was granted to Matthew L. Chretien in exchange for his contribution of 3,500,000 shares he previously owned back to the Company in anticipation of a private offering of securities.

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•	Convertible notes, dated November 12, 2013, issued to two accredited investors associated with each other, in an aggregate principal amount of $160,000, bearing interest at 10% and convertible into shares of common stock at $0.10 per share.
•	Convertible notes, dated December 27, 2014, issued to the same accredited investors as above, in an aggregate principal amount of $160,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.
•	Convertible notes, dated February 4, 2014, issued to the same accredited investors as above, in an aggregate principal amount of $350,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.
•	Convertible notes issued from May 9, 2014, through the present in connection with a private offering to accredited investors with a maximum principal amount of $500,000, with each note bearing interest at 10% and convertible into shares of common stock at $0.08 per share, of which a note with a principal balance of $30,000 was issued to Robert C. Schroeder, a director of the Company, and a note with a principal balance of $10,000 was issued to Matthew L. Chretien, the President and CEO of the Company.
•	Any other warrants or convertible notes entered into after the date of this proxy statement, with the approval of the Board.

If our stockholders approve the Amendment, the Contingent Instruments may be exercised or converted into common stock in the sole discretion of the holders, resulting in the issuance of up to 3,032,142.86 additional shares of common stock (or more if interest accrues on the Contingent Instruments and is then converted). Other than the Contingent Instruments and outstanding warrants, the Company has no present arrangements, commitments, understandings or agreements with respect to the sale or issuance of any additional shares of Common Stock.

Although a proposal with the effect of an increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect, neither the management of the Company nor its Board of Directors views this proposal in that perspective. The proposal has not been prompted by an effort by anyone to gain control of the Company, and the Company is not aware of any such attempt. However, authorized but unissued shares of Common Stock could be used by the Board of Directors to frustrate or make more difficult a change in control of the Company. For example, shares of Common Stock could be placed privately with purchasers who might side with the Board of Directors in opposing a hostile takeover bid, or shares of Common Stock could be issued in order to dilute the ownership interest of such persons, increase the total amount of consideration necessary for such persons to obtain control or increase the voting power of friendly third parties.

Exchange Of Certificates

If the Reverse Split is approved by the stockholders, then as soon as practicable after the Effective Date stockholders will be given the option, but will not be required, to exchange their certificates representing shares of Pre-Split Common Stock ("Pre-Split Certificates") for certificates representing the number of whole shares of Post-Split Common Stock ("Post-Split Certificates") into which the shares of Pre-Split Common Stock have been converted as a result of the Reverse Split. After the Effective Date (if the Reverse Split is implemented), each stockholder will receive a letter of transmittal from the Company's transfer agent, Standard Registrar and Transfer (the "Exchange Agent"), who will act as the Exchange Agent in the exchange of stock certificates, containing the necessary materials and instructions. In order to receive Post-Split Certificates, stockholders must surrender their Pre-Split Certificates pursuant to the Exchange Agent's instructions, together with properly executed and completed letters of transmittal and such evidence of ownership of such shares as the Company or the Exchange Agent may require, plus the applicable exchange fees. Pre-Split Certificates not presented for surrender after the Effective Date will be exchanged for Post-Split Certificates the first time they are presented for transfer. From and after the Effective Date, each Pre-Split Certificate will, until surrendered in exchange as described above, be deemed for all corporate purposes after the Effective Date to evidence ownership of the whole number of shares of Post-Split Common Stock into which the shares evidenced by such Pre-Split Certificate have been converted pursuant to the Reverse Split, plus the right to receive the cash payment in lieu of any fractional shares of Post-Split Common Stock described below.

DO NOT SEND ANY STOCK CERTIFICATE TO THE COMPANY OR TO THE EXCHANGE AGENT AT THIS TIME. NOTIFICATION OF THE DETAILED PROCEDURES FOR EFFECTING THE EXCHANGE IF THE REVERSE SPLIT IS APPROVED AND IMPLEMENTED WILL BE PROVIDED AT A LATER DATE.

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Elimination Of Fractional Shares

No fractional shares of Post-Split Common Stock will be issued. In lieu of receiving fractional shares, stockholders who would otherwise be entitled to receive fractional shares of Post-Split Common Stock will, upon surrender of their Pre-Split Certificates, receive a cash payment in lieu thereof equal to the fair market value of such fractional share. Holders of less shares of Common Stock than the number of shares of Pre-Split Common Stock which become converted into one share of Post-Split Common Stock as a result of the Reverse Split will on the Effective Date no longer be stockholders of the Company. The fair market value of the Post-Split Common Stock will be based on the last sale price of the Common Stock as reported by the OTC:BB on the date immediately preceding the Effective Date, or, if there are no reported sales on such date, the average of the high and low bid prices on such date as reported by the OTC:BB.

Certain Federal Income Tax Consequences

The following is a summary of the material anticipated federal income tax consequences of the Reverse Split to stockholders of the Company, if the Reverse Split is implemented. This summary is based upon the Code for the applicable treasury regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time and therefore could alter or modify the statements and conclusions set forth below. For the purpose of this discussion, it is assumed that the shares of Common Stock are held as capital assets by stockholders who are United States persons (i.e., citizens or residents of the United States or domestic corporations). This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular stockholder in light of such stockholder's personal investment circumstances, stockholders holding Common Stock as security for borrowings or those stockholders subject to special treatment under the federal income tax laws (for example, life insurance companies, tax-exempt organizations, foreign corporations and nonresident alien individuals). The summary also does not discuss any consequence of the Reverse Split under any state, local, foreign, gift or estate tax laws.

No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the Reverse Split. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME TAX LAWS.

The Company believes that the Reverse Split, if implemented, would be a tax-free recapitalization to the Company and its stockholders. If the Reverse Split qualifies as a recapitalization described in Section 368(A)(1)(E) of the Code, (i) no gain or loss will be recognized by the Company in connection with the Reverse Split; (ii) no gain or loss will be recognized by holders of Common Stock who exchange their shares of Pre-Split Common Stock for shares of Post-Split Common Stock, except that holders of Common Stock who receive cash in lieu of fractional shares will be treated as if the fractional shares were distributed to such holders of shares of Pre-Split Common Stock and then redeemed by the Company and will recognize gain or loss for federal income tax purposes on the redemption of the fractional shares equal to the difference, if any, between a holder's basis in the fractional share and the amount of cash received, which gain or loss will be capital gain or loss and will be a long-term capital gain or loss if the fractional shares were held for more than one year; (iii) the tax basis of the shares of Post-Split Common Stock received by holders of shares of Pre-Split Common Stock will be the same as the tax basis of the shares of Pre-Split Common Stock exchanged therefor, less the tax basis allocated to fractional share interests; and (iv) the holding period of the shares of Post-Split Common Stock in the hands of holders of shares of Post-Split Common Stock will include the holding period of their shares of Pre-Split Common Stock exchanged therefor. The Company expects that less than 5% of the total fair market value of its Common Stock will be converted into cash in lieu of issuing fractional shares of Common Stock.

Financial Information

The Company's Annual Report for the fiscal year ended December 31, 2013 includes the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are incorporated by reference in this Proxy Statement. A copy of the Annual Report accompanies this Proxy Statement.

Text Of Amendment

The text of the amendment to the Company's Articles of Incorporation, which would be filed with the Secretary of State of the State of Nevada if the Reverse Split is effected, is set forth below.

“Article Fourth of the Company's Articles of Incorporation, as amended, shall be amended by the addition of the following:

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‘Effective as of 5:00 p.m., Nevada time, on the date the Amendment to these Articles of Incorporation amending this Article II is filed with the Secretary of State of the State of Nevada ("Reverse Split Effective Date"), each seven issued and outstanding shares of Common Stock, par value $.001 per share, of this Corporation ("Pre-Split Common Stock") shall be automatically, without further action by the holders of the Pre-Split Common Stock, converted into one share of Common Stock, par value $.001 per share, of the corporation ("Post-Split Common Stock") to give effect to a one-for-seven reverse stock split ("Reverse Split"). From and after the Reverse Split Effective Date, each certificate representing shares of Pre-Split Common Stock shall be deemed to represent for all purposes the number of shares of Post-Split Common Stock into which the shares of Pre-Split Common Stock were converted pursuant to the Reverse Split, plus the right to receive a cash payment in lieu of any fractional share as described below.

‘No fractional shares of Post-Split Common Stock shall be issued in connection with the Reverse Split. In lieu thereof, each holder of record of shares of Pre-Split Common Stock who would otherwise have been entitled to receive a fractional share of Post-Split Common Stock pursuant to the Reverse Split shall, upon surrender of such holder's certificates representing shares of Pre-Split Common Stock, be entitled to receive a cash payment equal to the last sale price of the Common Stock as reported on the OTC:BB on the Reverse Split Effective Date, or, if there is no reported sale on such date, the average of the last reported high and low bid prices on such date, multiplied by the fractional share, and such amount shall in no event accrue any interest. From and after the Reverse Split Effective Date, all fractional shares shall be canceled and represent only the right to receive the cash payment described in this paragraph.’”

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the Reverse Split Proposal. Properly signed proxies returned to the Company at or prior to the Annual Meeting will be voted in favor of the Reverse Split Proposal, unless contrary instructions are specified.

No Dissenters' Rights Of Appraisal

Under Nevada law, stockholders are not entitled to dissenters' rights of appraisal with respect to the Reverse Split.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2:
THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES
TO EFFECT A REVERSE STOCK SPLIT

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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PROPOSAL 3

IN THE EVENT OF A DEFEAT OF PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

In the event of a defeat of Proposal 2 for a reverse stock split, we are asking our stockholders to adopt and approve an amendment to our Articles of Incorporation in order to increase the number of shares of common stock authorized for issuance by 50,000,000 shares to a total of 100,000,000 shares. The Board of Directors believes that this amendment is in the best interests of our company and our stockholders, because of the importance of having a sufficient number of shares of common stock to provide us with the flexibility to use our common stock for corporate purposes in the future, including for public or private offerings to raise capital, strategic relationships, and for other strategic and general business and financial purposes. Accordingly, the Board of Directors has unanimously approved, and recommends that our stockholders adopt, the proposed amendment to our Articles of Incorporation to increase the authorized number of shares of common stock.

Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of common stock, par value $0.001 per share. As of June 25, 2014, 47,362,047 shares of common stock were outstanding and 1,848,214 shares of common stock were reserved for issuance upon the exercise of outstanding warrants.

If this amendment is approved, the following instruments would, as a direct result of such approval, become eligible for exercise or conversion into additional shares of common stock (collectively, the “Contingent Instruments”):

•	Warrant, dated February 15, 2013, issued to A. Michael Chretien, for a right to purchase 3,500,000 shares of common stock at $0.001 per share within four years after the shareholders increase the number of authorized shares of common stock. The warrant was granted to A. Michael Chretien in exchange for his contribution of 3,500,000 shares he previously owned back to the Company in anticipation of a private offering of securities.
•	Warrant, dated February 15, 2013, issued to Matthew L. Chretien, for a right to purchase 3,500,000 shares of common stock at $0.001 per share within four years after the shareholders increase the number of authorized shares of common stock. The warrant was granted to Matthew L. Chretien in exchange for his contribution of 3,500,000 shares he previously owned back to the Company in anticipation of a private offering of securities.
•	Convertible notes, dated November 12, 2013, issued to two accredited investors associated with each other, in an aggregate principal amount of $160,000, bearing interest at 10% and convertible into shares of common stock at $0.10 per share.
•	Convertible notes, dated December 27, 2014, issued to the same accredited investors as above, in an aggregate principal amount of $160,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.
•	Convertible notes, dated February 4, 2014, issued to the same accredited investors as above, in an aggregate principal amount of $350,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.
•	Convertible notes issued from May 9, 2014, through the present in connection with a private offering to accredited investors with a maximum principal amount of $500,000, with each note bearing interest at 10% and convertible into shares of common stock at $0.08 per share, of which a note with a principal balance of $30,000 was issued to Robert C. Schroeder, a director of the Company, and a note with a principal balance of $10,000 was issued to Matthew L. Chretien, the President and CEO of the Company.
•	Any other warrants or convertible notes entered into after the date of this proxy statement, with the approval of the Board.

Other than the Contingent Instruments and outstanding warrants, the Company has no present arrangements, commitments, understandings or agreements with respect to the sale or issuance of any additional shares of Common Stock.

Description of the Amendment

On May 15, 2014, our Board of Directors unanimously approved an amendment to Article II of our Articles of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of shares of our common stock that we are authorized to issue from 50,000,000 to 100,000,000. The additional shares of common stock that would be authorized for issuance under the Amendment, when issued, would have identical rights and privileges as the shares of common stock currently issued and outstanding.

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The full text of the proposed Amendment, which would replace the first sentence of Article II of our Articles of Incorporation in its entirety, reads as follows:

“The amount of the total authorized capital stock of the Corporation is 100,000,000 shares of common stock, par value $0.001 per share. Each share of common stock shall have one (1) vote. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered, shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Said stock shall not be subject to assessment to pay the debts of the Corporation, and no paid-up stock and no stock issued as fully paid, shall ever be assessed or assessable by the Corporation.

“The Corporation is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share.”

If our stockholders approve the Amendment, we intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the Annual Meeting. The Amendment will become effective upon that filing.

Purposes of the Amendment

The primary purpose of the Amendment is to provide us with a sufficient number of shares of common stock to allow us to have the flexibility to use our common stock for corporate purposes in the future, including for public or private offerings to raise capital, acquisitions, strategic relationships, potential equity compensation awards, and for other strategic and general business and financial purposes.

In addition, the Company is contractually obligated through the Contingent Instruments set forth above to request the Amendment in order to authorize additional shares so that those warrant holders and note holders can exercise their conversion rights under those instruments.

The Board believes that it is in the best interests of our company and our stockholders to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business and financial needs as they arise. As of the record date, we had only 789,739 shares authorized and unissued shares in excess of the aggregate of our shares currently outstanding plus shares reserved for issuance under outstanding warrants.

The additional authorized but unissued shares of common stock that would be provided by the Amendment, just as the currently authorized but unissued shares of common stock, would be available for issuance either in connection with the Contingent Instruments or from time to time by our Board of Directors for such purposes and for such consideration as the Board determines to be appropriate without further action by the stockholders, except as required under our Articles of Incorporation, Nevada law or applicable stock exchange rules and regulations.

Increasing the number of authorized shares of common stock would give us greater flexibility. We are constantly exploring additional sources of financing, strategic transactions, and other corporate opportunities which our Board believes will be in the best interests of our company and our stockholders. The failure of stockholders to approve the Amendment may require us to forego attractive financing opportunities or strategic transactions that arise, to abandon future plans for stock-based compensation that we believe more closely aligns our interests with the interests of our stockholders and to forego raising additional capital required for the Company to fund its current operations. The availability of such additional shares will provide us with the flexibility to issue common stock for such business or financial purposes that may be identified in the future by the Board, without the possible expense and delay of seeking separate stockholder approval. Other than the Contingent Instruments, we have no current plans, arrangements or understandings regarding the additional shares of common stock that would be authorized pursuant to the Amendment.

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Potential Effects of the Amendment

If our stockholders approve the Amendment, the Contingent Instruments may be exercised or converted into common stock in the sole discretion of the note holders, resulting in the issuance of up to 21,225,000 additional shares of common stock (or more if interest accrues on the Contingent Instruments and is then converted). In addition, the Board of Directors may cause the issuance of additional shares of common stock without further vote of our stockholders, except as may be required in particular cases by our Articles of Incorporation, Nevada law or applicable SEC rules and requirements. The additional shares of common stock authorized in the Amendment will not be entitled to preemptive rights nor will existing stockholders have any preemptive rights to acquire any of those shares when issued, other than the rights existing in the Contingent Instruments. In addition, while the adoption of the Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders (other than with respect to the Contingent Instruments), any future issuances of additional shares of common stock or securities convertible into or exercisable for common stock could have a dilutive effect on the equity, earnings and voting interests of existing stockholders, although the mere adoption of the Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders (other than with respect to the Contingent Instruments). Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the market price of our common stock.

While we have not proposed the Amendment with the intention of using the additional unauthorized shares for anti-takeover purposes, we could be able to use the additional shares to oppose a hostile takeover attempt or to delay or prevent a change in control or management of our company. In addition, the increase in the number of authorized shares of common stock could discourage or hinder efforts by other parties to obtain control of us, thereby having an anti-takeover effect, even if some or all of our stockholders deem such a transaction to be desirable. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise. For example, new shares could be issued to purchasers who might support the Board of Directors in opposing a hostile takeover bid, could be issued in transactions that dilute the stock ownership and voting power of a third party seeking to effect a merger or could be issued under future stockholder rights plans in reaction to an unsolicited acquisition proposal. The ability of the Board to issue additional shares of common stock could be used by our Board to discourage transactions in which the stockholders might otherwise receive a premium over prevailing market prices for their shares of our common stock. If changes in our ownership are discouraged, delayed or prevented, it would be more difficult for our current Board and management to be removed and replaced, even if you and other stockholders believe such actions are in the best interests of us and our stockholders. The Amendment is not being proposed in response to any known threat to acquire control of us.

We could also use the additional shares of common stock to effect stock splits, issue stock dividends, use in employee equity incentive plans or for potential strategic transactions including, among other things, capital raising, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so. We cannot provide any assurance that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or financial results or the market price of our common stock.

Other than the additional shares of common stock that would be issued under the Contingent Instruments if Proposal 2 is approved by our stockholders at the Annual Meeting and outstanding warrants, the Board of Directors has no current plans, arrangements, commitments or understandings to issue additional shares of common stock that would be authorized by the Amendment. However, the Board believes that the benefits of providing us with the flexibility to issue additional shares without delay for any proper business purpose outweigh any possible disadvantages of having such additional shares available for issuance. If Proposal 2 is approved, Proposal 3 will be withdrawn and votes on Proposal 3 will not be counted.

Vote Required

The approval of the proposed amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock requires the affirmative “FOR” vote of a majority of the shares of our common stock outstanding as of the record date.

IF PROPOSAL 2 SHOULD BE DEFEATED,
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3:
THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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PROPOSAL 4

AMENDMENT TO THE RESTATED CERTIFICATE TO CHANGE THE NAME OF THE COMPANY

In March 2014, the Board of Directors unanimously adopted a resolution authorizing, and unanimously recommended that the stockholders of the Company approve, an amendment to the Company's Articles to change the name of the Company to “Intellinetics, Inc.”

If this proposal is approved by the stockholders, Article FIRST of the Company's Articles will be amended to read in its entirety as follows:

"FIRST: The name of the corporation (“Corporation”) is “Intellinetics, Inc.”

Reasons for Name Change

The Board of Directors believes that it is in the best interests of the Company and its stockholders to change its corporate name to more accurately reflect the Company's current business, which is providing imaging and data management technologies and services, and to align its corporate name with the Company's sole operating subsidiary, Intellinetics, Inc, an Ohio corporation. Historically, GlobalWise Investments, Inc. was a public Nevada shell corporation, while Intellinetics was an unrelated operating company in Ohio. In 2012, Intellinetics was acquired by GlobalWise, making Intellinetics the sole operating subsidiary of GlobalWise Investments, Inc. Thus, the name “GlobalWise Investments” was not selected by, nor has any connection with the operating business it now owns. The Company's current name does not reflect the Company's present business or future goals. The Board of Directors believes that its current name causes the Company to be inaccurately perceived as to the type of business in which it is engaged. After careful consideration, the Board of Directors believes that Intellinetics, Inc. better reflects the business, strategy and focus of the Company and will provide a more accurate perception of the same to the public.

Effect of Name Change

If approved by the stockholders at the Annual Meeting, the change of the Company's name will become effective upon the filing of a Certificate of Amendment to the Articles with the Secretary of State of the State of Nevada.

The change of the Company's name will not affect in any way the validity or transferability of the Company's outstanding securities, or the certificates therefor, or the Company's capitalization or corporate structure. STOCKHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR CERTIFICATES REPRESENTING COMMON STOCK OR COMMON STOCK PURCHASE WARRANTS FOR NEW CERTIFICATES BEARING THE NEW CORPORATE NAME.

In addition, the Company intends to change the symbol for the Company's Common Stock quoted on the OTC Bulletin Board from "GWIV" to "INCL" or a similar available symbol, effective as soon as practicable.

Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable following the date of the Annual Meeting, if, in the judgment of the Board of Directors, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Nevada law and notwithstanding approval of the proposed amendment by the stockholders, the Board of Directors may abandon the name change, either before or after approval and authorization of the proposed amendment by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to the Company's Articles to change the name of the Company to Intellinetics, Inc.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4:
THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES
TO CHANGE THE NAME OF THE COMPANY TO “INTELLINETICS, INC.”

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of this Proposal

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. This proposal is commonly referred to as a “say-on-pay” proposal.

Executive Compensation Program and Philosophy

We seek to closely align the interests of our named executive officers with the interests of our stockholders through our executive compensation program. At the core of our executive compensation program is our “pay-for-performance” philosophy that links executive compensation levels and opportunities to the achievement of our overall strategy and business goals. Under our executive compensation program, our named executive officers are rewarded for the achievement of both specific corporate financial goals and individual performance goals that we believe drive the creation of stockholder value.

Our executive compensation program provides incentives for, reward, retain and, in the case of new hires, attract highly driven and successful executive officers who are critical for us to achieve our short-term and long-term strategic and operational business and financial goals and to enhance shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our executive compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles and supports our pay-for-performance philosophy on a risk-appropriate and balanced basis, which is evidenced by the following:

•	Our executive compensation program is comprised of a variety of elements, including base salary, annual cash bonuses and equity awards, intended to both reward and incentivize performance and increase stockholder value within a balanced and well-adjusted risk-based framework.
•	Our annual cash bonuses for our named executive officers are performance based and tied to the achievement of key corporate financial or individual goals, which we believe enhance stockholder value.
•	Our executive compensation decisions take into account the dynamic financial and business markets in which we operate, and in connection therewith our named executive officers [include any waivers of cash bonuses and any deferrals of salary that Named Executive Officers have agreed to in the past].
•	All of our named executive officers, as well as our directors, currently maintain meaningful levels of stock ownership.
•	We do not provide for any tax gross-ups as to any compensation payable to our named executive officers.
•	All members of our Compensation Committee are independent.

We believe that our executive compensation actions are aligned with our pay-for-performance philosophy while appropriately balancing risk and reward. We believe our executive compensation program will be instrumental in motivating our executives to achieve strong financial performance and grow the Company. In fiscal 2013 our revenues were $1,554,185. During 2013 our named executive officers made key strategic decisions that strengthened the foundation and future prospects of our company, including expanding the Company’s network of distribution partners, and introducing a new service program to customers.

We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This proposal is intended to provide an overall assessment of the compensation of our named executive officers, rather than focus on any specific item of compensation. Accordingly, we are recommending that our stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2013 Summary Compensation Table and the other related tables and disclosures.”

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Vote Required

The affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required to approve the compensation of our named executive officers. Because this proposal is advisory, the results of the vote on this proposal will not be binding on us, our Board or the Compensation Committee. However, the Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the voting results on this proposal when making future decisions regarding the compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5:
THE APPROVAL OF THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background of the Proposal

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission. By voting on this proposal, stockholders may indicate whether they prefer that we conduct future advisory votes on executive compensation every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Frequency of Future Advisory Votes on Executive Compensation

Our board of directors has determined that an advisory vote on the compensation of our named executive officers that occurs once every three years is the most appropriate option for us. We believe that such an advisory vote should take place every three years primarily because our executive compensation program is designed to drive long-term shareholder value creation. One of the core principles of our executive compensation program is to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we grant stock awards on a case-by-case basis to encourage our named executive officers to focus on long-term performance. Thus, a vote on executive compensation every three years would allow our executive compensation programs to be evaluated over a corresponding long-term time-frame.

In determining to recommend that stockholders vote for a frequency of once every three years, the board considered that an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations and potentially one-time fluctuations in our business results or executive compensation. In this regard, because the advisory vote on executive compensation in any given year occurs at the annual meeting after we have already designed and implemented our executive compensation program for that year, and because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in many cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. Our board concluded that an annual vote on executive compensation would not allow for changes to our executive compensation policies and practices, including changes made in response to the outcome of a prior advisory vote on executive compensation, to be in place long enough for stockholders to meaningfully evaluate them.

An advisory vote occurring once every three years will provide our Compensation Committee and our board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of the vote with our stockholders and to develop and implement any changes to our executive compensation program that may be appropriate in light of the vote. A triennial advisory vote will also provide our stockholders with time to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation, and to better judge our executive compensation program in relation to our long-term performance.

In addition, we have in the past and we will in the future continue to be engaged with our stockholders on a number of topics, including regarding our executive compensation program, during the period between advisory votes on executive compensation. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on our executive compensation program.

This vote is advisory and not binding on us, our board of directors or our Compensation Committee in any way. However, our board of directors recognizes that our stockholders may have different views as to the best approach for us, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of future advisory votes on executive compensation. Accordingly, our board of directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation and currently expect to be guided by, and to implement, the frequency option that receives the most votes by stockholders on this proposal in determining the frequency of future say-on-pay votes. However, the board and the Compensation Committee may decide that it is in the best interests of our company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency option receiving the most votes cast by our stockholders.

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At the Annual Meeting, stockholders will have the opportunity to choose among four options on this proposal: holding the advisory vote every year, every two years or every three years, or abstaining from the vote. Therefore, stockholders will not be voting to approve or disapprove the recommendation of the board.

Stockholders may cast a vote on their preferred voting frequency by selecting the option of one year, two years, or three years, or by abstaining from voting, when they vote at the Annual Meeting on the following resolution:

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, should be every year, every two years, or every three years.”

Vote Required

Stockholders are not being asked to approve or disapprove of the board’s recommendation, but rather to indicate their choice among the frequency options. The voting frequency option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed to be the frequency option for future advisory stockholder votes on executive compensation that has been selected by our stockholders, even if it receives less than a majority of all votes cast on this proposal.

Because this proposal is advisory, the results of the vote on this proposal will not be binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee value the opinion of our stockholders and thus will carefully consider and currently expect to be guided by, and to implement, the frequency option that receives the most votes in determining the frequency of future advisory stockholder votes on executive compensation, although they may decide that it is in the best interests of our company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency option selected by our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE FOR THE FREQUENCY OPTION
OF ONCE EVERY “THREE YEARS” AS THE FREQUENCY
FOR FUTURE ADVISORY SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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PROPOSAL 7

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Audit Committee of the Board of Directors has appointed GBQ to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. GBQ has served as our independent registered public accounting firm since September 4, 2012, prior to which Marcum LLP (“Marcum”) served as our independent registered public accounting firm. Each firm has also provided audit-related services as set forth below.

At the Annual Meeting, our stockholders will be asked to ratify the Audit Committee’s appointment of GBQ as our registered public accounting firm for fiscal year 2014. While stockholder ratification of the appointment of GBQ is not required by our by-laws or by any other applicable legal requirement, we are submitting this appointment to our stockholders for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment of GBQ, then the Audit Committee will reconsider the appointment, although it may still determine to retain this appointment. Even if the appointment of GBQ is ratified by our stockholders, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

We expect that one or more representatives of GBQ will be present telephonically at the Annual Meeting, and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire to do so.

The aggregate fees for professional services rendered to us by both Marcum and GBQ for the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	Fees
	2013	2012
Marcum LLP
Audit Fees	$0	$40,000
Audit-Related Fees	29,000	21,500
Tax Fees	0	0
All Other Fees	0	0

GBQ Partners LLC
Audit Fees	$69,500	$44,861
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	1,650	0

Total	$100,150	$106,361

Audit Fees

This category includes fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q. This category also includes fees associated with advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements, statutory audits, and the assistance with the review of our original filing and Form 8-K/A filed on March 30, 2012.

Audit-Related Fees

This category includes fees associated with employee benefit plan audits, internal control reviews, accounting consultations, and attestation services that are not required by statute or regulation.

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Tax Fees

We did not engage Marcum or GBQ for tax planning for merger and acquisition activities, tax consultations, the review of income tax returns and assistance with state tax examinations.

All Other Fees

Other than fees paid to GBQ to review work performed by Marcum, we did not engage Marcum or GBQ to provide any information technology services or any other services during the fiscal years ended December 31, 2013 and 2012.

Audit Committee Pre-Approval Policy

Our Audit Committee specifically approved the audit and audit-related services performed by Marcum and GBQ for the periods ended December 31, 2013 and 2012, when applicable.

For the fiscal year ending December 31, 2013, our Audit Committee pre-approved audit-related and non-audit related services not prohibited by law to be performed by our independent registered public accountants and associated fees. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Vote Required

The affirmative “FOR” vote of the holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment by the Audit Committee of GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 7:
THE RATIFICATION OF THE APPOINTMENT OF GBQ
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014

Proxy cards properly signed and timely returned to us will be so voted, unless contrary instructions are specified thereon.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects beneficial share ownership by all of our executive officers and directors, and by any shareholders who beneficially own more than 5% of the Company's common stock.

The information provided in the table below is based on our records, information filed with the SEC and information provided by our directors and executive officers.

BENEFICIAL OWNERSHIP TABLE as of June 25, 2014

(common stock)

Name and Address of Stockholder	Number of Shares Beneficially Owned		Percentage of Shares Outstanding (1)
EXECUTIVE OFFICERS AND DIRECTORS
Matthew L. Chretien, President, CEO, Chief Technology Officer, Treasurer, and Director 2190 Dividend Drive, Columbus, OH 43228	6,274,300	-2	12.75%

A. Michael Chretien, Chairman of the Board, VP of Compliance, Secretary 2190 Dividend Drive, Columbus, OH 43228	6,227,800	-3	12.65%

Kendall D Gill, CFO 2190 Dividend Drive, Columbus, OH 43228	250,000		*

Rye D'Orazio, Director 565 Metro Place S. Suite 300 Dublin, OH 43017	1,376,400		2.8%

Thomas D. Moss, Chief Software Engineer, Director 26100 Rangeview Dr., Kersey, CO 80644	2,478,450		5.04%

Robert C. Schroeder, Director 275 Madison Ave., Suite 1618 New York, NY 10016	1,581,550	-4	3.19%

Officers and Directors as a Group (7 Persons)	18,188,500	-5	36.74%

SHAREHOLDERS WITH 5% OR MORE BENEFICIAL OWNERSHIP
Alpharion Capital Partners 4121 Browns Lane, B13 Louisville, KY 40220	3,293,788		6.69%

* Less than 1%

(1)	Based upon 49,210,261 shares of common stock issued and outstanding.
(2)	Beneficial ownership does not include 3,500,000 shares of common stock underlying a warrant issued to Matthew L. Chretien in consideration for Matthew L. Chretien returning his shares to the Company, at an exercise price of $0.001 per share, since the warrant is only exercisable if the shareholders authorize an increase in the number of authorized shares.
(3)	Beneficial ownership does not include 3,500,000 shares of common stock underlying a warrant issued to A. Michael Chretien in consideration for A. Michael Chretien returning his shares to the Company, at an exercise price of $0.001 per share, since the warrant is only exercisable if the shareholders authorize an increase in the number of authorized shares.
(4)	Includes 30,000 warrants to purchase Common Stock at $0.28, and 265,000 warrants to purchase Common Stock at $0.24.
(5)	Does not include 7,000,000 shares of common stock underlying the warrant owned by Matthew L. Chretien and A. Michael Chretien in footnotes (2) and (3) above.

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EXECUTIVE COMPENSATION

Employment Agreements with our Executive Officers

Pension Benefits

We do not provide, sponsor or maintain any pension arrangements for our named executive officers or for our employees. Our named executive officers are eligible to participate in our 401(k) defined contribution plan. All of our named executive officers participated in our 401(k) plan during fiscal 2013, with the exception of Kendall D. Gill.

Non-Qualified Deferred Compensation

We do not provide and we have not adopted any non-qualified deferred contribution plans or other deferred compensation plans. In the future, the Compensation Committee may elect to provide our officers and other employees with non-qualified deferred contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Employment Agreements with our Executive Officers

At the time of the Share Exchange, Intellinetics had employment agreements with its three executive officers, William J. Santiago, Matthew L. Chretien, and A. Michael Chretien. Each of these agreements is dated as of September 16, 2011. The agreements remain in effect between Intellinetics and each of the aforementioned officers following the Share Exchange, except that the Agreement with William J. Santiago was terminated on July 31, 2013. The Company does not have employment agreements with the executive officers because the Company believes the agreements between Intellinetics and each of the above named executive officers is expected to control the terms of their employment with the Company, as Intellinetics is the sole operating subsidiary of the Company. On September 24, 2012, pursuant to an Offer of Employment and Employment Agreement, the Company appointed Kendall D. Gill as the Chief Financial Officer.

Agreement with William J. Santiago

Under this agreement, William J. Santiago agreed to serve as the President and Chief Executive Officer of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, William J. Santiago (i) received compensation at the rate of $204,000 per year, (ii) was eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may have been eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses. The agreement was terminated on July 31, 2013. Under the agreement, William J. Santiago covenanted (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment.

Agreement with Matthew L. Chretien

Under this agreement, Matthew L. Chretien agrees to serve as the Interim President and Chief Executive Officer, Principal Accounting Officer, and Treasurer of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, Matthew L. Chretien (i) receives compensation at the rate of $195,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, (iii) may become eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses, and (iv) will receive deferred compensation in the form of a lump sum payment of $100,828 on March 31, 2015. The term of the agreement is indefinite, and both parties stipulate and agree that Matthew L. Chretien is an “at will” employee under Ohio law, which governs the agreement. The agreement can also terminate (i) if Intellinetics discontinues the operation of its business, or (ii) at the option of Intellinetics in the event that Matthew L. Chretien becomes permanently disabled. Under the agreement, Matthew L. Chretien covenants (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment.

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Agreement with A. Michael Chretien

Under this agreement, A. Michael Chretien agrees to serve as the Chairman of the Board, Vice President of Compliance, and Secretary of Intellinetics, and to devote his full-time efforts to his employment with Intellinetics. Pursuant to the agreement, A. Michael Chretien (i) receives compensation at the rate of $97,500 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, (iii) may become eligible, at the sole discretion of Intellinetics, for profit sharing, commissions, and bonuses, and (iv) will receive deferred compensation in the form of a lump sum payment of $114,183 on March 31, 2015. The agreement also notes that A. Michael Chretien’s equity interest in Intellinetics (which has been exchanged for an equity interest in Globalwise in connection with the Share Exchange) is considered part of A. Michael Chretien’s compensation. The term of the agreement is indefinite, and both parties stipulate and agree that A. Michael Chretien is an “at will” employee under Ohio law, which governs the agreement. The agreement can also terminate (i) if Intellinetics discontinues the operation of its business, or (ii) at the option of Intellinetics in the event that Mr. Chretien becomes permanently disabled. Under the agreement, A. Michael Chretien covenants (i) not to disclose trade secrets or proprietary information of Intellinetics, (ii) not to solicit customers, clients, or employees of Intellinetics for a period of two years after termination of the agreement, and (iii) not to compete with Intellinetics in the state of Ohio for a period of six months after termination of his employment.

Agreement with Kendall D. Gill

Under this agreement, Kendall D. Gill (i) receives compensation at the rate of $145,000 per year, (ii) is eligible to participate in certain employee benefit programs, including a 401(k) plan, health insurance, paid vacation, access to an exercise facility, and use of certain company-paid technology, and (iii) may become eligible, at the sole discretion of the Company, for profit sharing, and bonuses. The term of the agreement is indefinite, and both parties stipulate and agree that Kendall D. Gill is an “at will” employee under Ohio law, which governs the agreement. Under the agreement, Kendall D. Gill covenants (i) not to disclose trade secrets or proprietary information of the Company, (ii) not to solicit customers, clients, or employees of the Company for a period of two years after termination of the agreement, and (iii) not to compete with the Company in the state of Ohio for a period of six months after termination of his employment. Under the agreement, on September 24, 2012, Kendall D. Gill was awarded 250,000 restricted common shares of the Company, $0.001 par value, (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Potential Payments Upon Termination or Change in Control

None.

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DIRECTOR COMPENSATION

Neither the directors of Globalwise nor the directors of Intellinetics received compensation for services rendered as a director during the year ended December 31, 2013 and 2012.

As of the date of this Proxy Statement, we do not compensate our directors for their services as directors. In order to attract and retain qualified independent directors, we plan to adopt a compensation plan for non-employee directors that may include cash, as well as equity-based, compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On January 26, 2012, the Company issued a contingently convertible note with an original principal balance of $10,000, bearing interest at 10% per annum, to Robert Chretien, a relative of both A. Michael Chretien and Matthew L. Chretien. The proceeds were used for working capital needs and operating as a public company. The note was due and payable on June 1, 2012, however if certain conditions were met, it could be converted at the holder’s discretion to shares of the Company’s common stock. On July 20, 2012, Robert Chretien converted the entire principal balance of $10,000, and all accrued interest in the amount of $482, in exchange for 12,478 common shares, $0.001 par value, (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The largest aggregate amount of principal outstanding during 2013 was $0, the total amount of principal paid during 2013 was $0, the total amount of interest paid during 2013 was $0, and the amount outstanding as of April 25, 2014 is $0.

On January 28, 2012, the Company issued a contingently convertible note with an original principal balance of $20,000, bearing interest at 10% per annum, to Michael Chretien, a relative of both A. Michael Chretien and Matthew L. Chretien. The proceeds were used for working capital needs and operating as a public company. The note was due and payable on June 1, 2012, however if certain conditions were met, it could be converted at the holder’s discretion to shares of the Company’s common stock. On July 20, 2012, Michael Chretien converted the entire principal balance of $20,000, and all accrued interest in the amount of $953, in exchange for 24,944 common shares, $0.001 par value, (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The largest aggregate amount of principal outstanding during 2013 was $0, the total amount of principal paid during 2013 was $0, the total amount of interest paid during 2013 was $0, and the amount outstanding as of April 25, 2014 is $0.

On March 29, 2012, the Company issued an unsecured note payable to Ramon Shealy, a then-director (who subsequently resigned for personal reasons, as disclosed above) of the Company, in the amount of $238,000, bearing interest at a rate of 10%, with a maturity date of June 27, 2012. The maturity date was subsequently extended to November 24, 2012. On April 16, 2012, the Company issued a second note payable to Ramon Shealy, in the amount of $12,000, bearing interest at a rate of 10% per quarter, and a maturity date of July 15, 2012. The maturity date was subsequently extended to November 24, 2012. On November 24, 2012 both notes were combined into a promissory note with a principal balance of $250,000, under the same terms, with a maturity date of January 1, 2014. On December 27, 2013, the Company and Ramon Shealy agreed to extend the maturity date until January 1, 2015, without changing any other terms of the promissory note. The largest aggregate amount of principal outstanding during 2013 was $250,000, the total amount of principal paid during 2013 was $100,000, the total amount of interest paid during 2013 was $0, and the amount outstanding as of April 25, 2014 is $29,241.

On June 20, 2012, the Company issued an unsecured promissory note payable to Jackie M. Chretien, a relative of A. Michael Chretien and Matthew L. Chretien, in the amount of $14,000, due July 1, 2014 and bearing interest at 5% per annum, with the principal and interest to be paid on maturity. On March 5, 2013, the Company paid off in full, all principal of the note, plus all accrued interest through December 31, 2012, in the amount of $493. The largest aggregate amount of principal outstanding during 2013 was $14,000, the total amount of principal paid during 2013 was $14,000, the total amount of interest paid during 2013 was $493, and there are no amounts that remain outstanding.

On March 5, 2013, the Company paid accrued interest in the amount of $9,014 to Jackie M. Chretien, a relative of A. Michael Chretien and Matthew L. Chretien, relating to an $80,000 promissory note issued by the Company to Jackie M. Chretien on March 2, 2009. On December 27, 2013, Intellinetics entered into a Promissory Note Extension Agreement with Jackie M. Chretien, pursuant to which the maturity date of the promissory note previously issued to Jackie M. Chretien was extended from January 1, 2014 until January 1, 2015, without changing any other terms of that promissory note. The largest aggregate amount of principal outstanding during 2013 was $79,000, the amount outstanding as of April 25, 2014 is $27,500, the total amount of principal paid during 2013 was $46,500, and the total amount of interest paid during 2013 was $9,014.

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On December 27, 2013, Intellinetics and A. Michael Chretien, who is the Secretary and Chairman of the Company, entered into a Promissory Note Extension Agreement, pursuant to which the maturity date of the promissory note previously issued to A. Michael Chretien was extended from January 1, 2014 until January 1, 2015, without changing any other terms of that promissory note. The largest aggregate amount of principal outstanding during 2013 was $40,415, the amount outstanding as of April 25, 2014 is $40,415, the total amount of principal paid during 2013 was $0, and the total amount of interest paid during 2013 was $0.

On July 16, 2012, the Company issued an unsecured note payable to a shareholder, Roy Haddix (who on December 13, 2012 became a member of the Board of Directors of the Company, and subsequently resigned from the Board on April 2, 2013 for health reasons, as disclosed above), in the amount of $95,000, due 45 days from the date of issuance and bearing interest at a rate of 10% per annum, with the principal and interest to be paid on maturity. The maturity date was subsequently extended to January 15, 2013, with all other provisions of the promissory note unchanged. On January 14, 2013, Roy Haddix exchanged the note and accrued interest in the amount of $4,659 (for a total of $99,659) for a convertible promissory note issued by the Company in the amount of $99,659, due February 15, 2013, bearing interest at 10%. On January 14, 2013, Roy Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to the Company in return for 311,434 restricted common shares, $0.001 par value, at $0.32 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The largest aggregate amount of principal outstanding during 2013 was $99,659, the amount outstanding as of April 25, 2014 is $0, the total amount of principal paid during 2013 was $0 (other than the amount converted to stock as set forth above), and the total amount of interest paid during 2013 was $0 (other than the amount converted to stock as set forth above).

On July 20, 2012, the Company issued an unsecured note payable to the Roy Haddix in the amount of $25,000, due 45 days from the date of the issuance and bearing interest at a rate of 10% per annum, with the principal and interest to be paid on maturity. The maturity date was subsequently extended to January 15, 2013. On December 31, 2012, Roy Haddix agreed to exchange the note, together with accrued interest of $1,103 (for a total of $26,103) to the Company in exchange for a convertible promissory note issued by the Company in the amount of $26,103, with a maturity date of January 15, 2013, at an interest rate of 10%. On December 31, 2012, Roy Haddix exercised his conversion rights under the convertible promissory note and surrendered the convertible promissory note to the Company. As a result, the Company issued to Roy Haddix 87,009 restricted common shares, $0.001 par value, at $0.30 per share (based on the closing price on the immediately preceding business day) (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

On November 26, 2012, Roy Haddix, invested $60,000 in the Company and the Company issued to Roy Haddix 240,000 restricted common shares of the Company, $0.001 par value, based on the closing price on November 26, 2012 of $0.25 per shares (subject to the applicable holding period restrictions under Rule 144) and three year warrants to purchase 85,714 common shares of the Company, $0.001 par value at $0.70 per common share (if applicable, subject to applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

On May 9, 2014, Robert C. Schroeder, a director of the Company, invested $30,000 in the Company and the Company issued to Robert C. Schroeder a convertible promissory note with a principal balance of $30,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.

On June 10, 2014, Matthew L. Chretien, the President and CEO and a director of the Company, invested $10,000 in the Company and the Company issued to Matthew L. Chretien a convertible promissory note with a principal balance of $10,000, bearing interest at 10% and convertible into shares of common stock at $0.08 per share.

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The parties anticipate that shortly after the filing of this Preliminary 14A, the Company shall enter into a Placement Agent Agreement with Taglich Brothers, of which Robert C. Schroeder is a Vice President. The Company anticipates that the Placement Agent Agreement shall provide for the retention of Taglich Brothers by the Company as a placement agent with respect to convertible notes with a maximum aggregate principal balance of $135,000. In exchange for its services, Taglich Brothers shall receive a success fee in the form of a convertible note equal to 8% of the securities it places with investors (for a maximum success fee of a convertible note with a principal balance of $10,800). Taglich Brothers will also receive 4-year warrants with an exercise price of $0.08 per share equal to 10% of the shares of common stock into which the securities Taglich places are convertible at $0.08 per share.

Return to Treasury of Shares and Issuance of Contingent Warrants

On February 15, 2013, the Company and A. Michael Chretien entered into a return to treasury agreement, whereby A. Michael Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share, to the Company. As consideration for A. Michael Chretien returning to treasury 3,500,000 shares of common stock he owns, the Company issued one four-year warrant to A. Michael Chretien with a right to purchase 3,500,000 shares of common stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of common stock of the Company, with piggyback registration rights. The warrant has a right of first refusal for A. Michael Chretien to exercise up to 3,500,000 shares prior to the Company issuing shares of common stock in any transaction. The Company issued the warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

On February 15, 2013, the Company and Matthew L. Chretien entered into a return to treasury agreement, whereby Matthew L. Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share, to the Company. As consideration for Matthew L. Chretien returning to treasury 3,500,000 shares of common stock he owns, the Company issued one four-year warrant to Matthew L. Chretien with a right to purchase 3,500,000 shares of common stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of common stock of the Company, with piggyback registration rights. The warrant has a right of first refusal to exercise up to 3,500,000 shares prior to the Company issuing shares of common stock in any transaction, other than pursuant to the warrant issued to A. Michael Chretien, as described above. The Company issued the warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

Notes payable due to related parties as of the two most recent completed fiscal years consist of the following:

	December 31, 2013	December 31, 2012

The $95,000 Haddix Note	$-	$95,000
The $14,000 Jackie Chretien Note	-	14,000
The $80,000 Jackie Chretien Note	32,500	65.000
The $55,167 A. Michael Chretien Note	40,415	40,415
The $250,000 Shealy Note	150,000	250,000
Total notes payable - related party	$222,915	$464,415
Less current portion	-	(95,000)
Long-term portion of notes payable-related party	$222,195	$369,415

Indemnification of Officers and Directors

The Nevada General Corporation Law and our bylaws provide for the indemnification of directors, officers and certain other persons in the circumstances outlined below.

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Actions other than by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person (i) was liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his or her conduct was unlawful.

Actions by the Company

The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if (i) such person is not liable for a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of the law, or (ii) such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Successful Defense

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense.

Required Approval

Any discretionary indemnification, unless ordered by a court, must be made by the Company only as authorized in the specific case upon a determination that indemnification of a director, officer, employee or agent is proper in the circumstances. The determination must be made by (i) the stockholders, (ii) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (iii) if a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Advance of Expenses

The articles of incorporation, the bylaws, or an agreement made by the Company may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

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Other Rights

The indemnification provisions above and the advancement of expenses (i) do not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of the action, and (ii) continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

Globalwise has obtained liability insurance for its directors and officers covering, subject to exceptions, any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by such directors or officers, individually or collectively, in the discharge of their duties in their capacities as directors and officers of the Company.

Review, Approval or Ratification of Transactions with Related Persons

The written charter for the audit committee requires that all transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) be reviewed, approved, and overseen by the audit committee, which is comprised of independent directors.

Promoters and Certain Control Persons

Robert C. Schroeder is the Vice President of Investment Banking at Taglich Brothers, Inc. The Company retained Taglich Brothers, Inc. as the exclusive placement agent for a private offering of securities on February 28, 2013 and March 6, 2013. In connection with the offering, the Company paid Taglich Brothers, Inc. a cash payment of $ 268,000, which represented an 8 % commission of the gross proceeds and approximately $28,000 for reimbursement for reasonable out of pocket expenses, FINRA filing fees and related legal fees. In addition, the Company issued warrants to Taglich Brothers, Inc. to purchase 1,500,000 shares of common stock, which represented 10 % of the shares of common stock sold in the offering. The warrants have an exercise price of $ 0.24 per share of common stock, will be exercisable for a period of four years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights.

The parties anticipate that shortly after the filing of this Preliminary 14A, the Company shall enter into a Placement Agent Agreement with Taglich Brothers, of which Robert C. Schroeder is a Vice President. The Company anticipates that the Placement Agent Agreement shall provide for the retention of Taglich Brothers by the Company as a placement agent with respect to convertible notes with a maximum aggregate principal balance of $135,000. In exchange for its services, Taglich Brothers shall receive a success fee in the form of a convertible note equal to 8% of the securities it places with investors (for a maximum success fee of a convertible note with a principal balance of $10,800). Taglich Brothers will also receive 4-year warrants with an exercise price of $0.08 per share equal to 10% of the shares of common stock into which the securities Taglich places are convertible at $0.08 per share.

On February 10, 2012, the Company entered into a Securities Exchange Agreement by and between itself and Intellinetics. Pursuant to the terms of the Exchange Agreement, all of the former shareholders of Intellinetics transferred to the Company all of their shares of Intellinetics in exchange for shares of common stock of the Company. Prior to this transaction, GlobalWise was a non-operating public shell company. As a result of the transaction, Intellinetics became a wholly-owned subsidiary of GlobalWise. The transaction was accounted for as a reverse merger and recapitalization of Intellinetics.

Director Independence

In accordance with Rule 407(c)(a)(ii) of Regulation S-K, we are not a listed issuer and we use the definition of independence as set forth in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Stock Market. We are a smaller reporting company with a small number of directors. As a result, we do not currently have independent directors as a majority of our Board. It is anticipated that, in the near future, the board of directors will recruit additional independent directors to join the Board and also our Board committees. The charters of both our compensation committee and audit committees require that all members of each committee be independent. Currently, Robert C. Schroeder and Rye D’Orazio serve as our independent directors, and they are the sole members of both our audit and compensation committees. The Board does not currently have a separate nominating committee, and as such, all directors are deemed to be part of the nominating committee, including the following directors who are (or were) not independent: A. Michael Chretien, Matthew L. Chretien, Thomas D. Moss, William J. Santiago (former director), Ramon Shealy (former director), and Roy Haddix (former director).

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of two members of the Board, each of whom is independent under our standards of director independence. The Audit Committee met three times during 2013 and operates under a formal written charter, which has been approved by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

Our management is responsible for the preparation, presentation and integrity of our financial statements and for establishing and maintaining the integrity of our accounting and financial reporting processes, including our system of internal control over financial reporting, the audit process and the process for monitoring compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion and issuing a report as to the conformity of such financial statements with generally accepted accounting principles, as well as for issuing a report on the effectiveness of our internal control over financial reporting. The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to monitor and oversee the quality and integrity of these financial reporting processes, including reviewing the annual and quarterly financial information in the Company’s SEC reports and filings, and evaluating our system of internal controls established by our management. Additionally, the Audit Committee has the sole authority to appoint, retain, fix the compensation and other terms of, oversee and terminate our independent registered public accounting firm and to grant the prior approval of the nature and scope of and the fee arrangements for audit and permitted non-audit services by our independent registered public accounting firm.

In discharging its oversight responsibilities, the Audit Committee reviewed and discussed with management and with GBQ Partners LLC, our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended December 31, 2013. The Audit Committee met with GBQ, with and without management present, to discuss and review the results of their examination of our financial statements, our internal control over financial reporting and the overall quality and acceptability of our financial reporting and accounting principles. The Audit Committee also discussed with GBQ the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1, AU 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also considered and discussed with management and GBQ other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In addition, the Audit Committee received from GBQ the written disclosures and the letter from GBQ required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with GBQ their independence and considered the compatibility of non-audit services performed by GBQ with their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which we filed with the SEC on March 31, 2014. In addition, the Audit Committee appointed GBQ as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and recommends that stockholders ratify that appointment.

The members of the Audit Committee are not professional accountants or members of a registered public accounting firm, and, as specified in its charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that our consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. In discharging its duties, the Audit Committee has relied on (i) management’s representation that our annual consolidated financial statements were prepared with integrity and objectivity and in accordance with generally accepted accounting principles, and (ii) the report of our independent registered public accounting firm with respect to such financial statements.

Audit Committee
Rye D’Orazio, Chairman
Robert C. Schroeder (member since September 10, 2013)

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Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Executive Compensation summaries contained in this proxy statement. Based upon such review and discussions, the Compensation Committee recommended to the Board of Directors that the Executive Compensation summaries be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Compensation Committee

Robert C. Schroeder, Chairman (member since March 27, 2014)
Rye D’Orazio

43

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or incorporated into any other filing that we make with the SEC.

ANNUAL REPORT

Our 2013 Annual Report to Stockholders, which contains our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and includes our audited consolidated financial statements for the fiscal year ended December 31, 2013, accompanies this proxy statement but is not a part of this proxy statement or our proxy solicitation materials. We will provide, without charge, additional copies of our 2013 Annual Report to any stockholder upon receipt of a written request, addressed to us at:

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Investor Relations

Our 2013 Annual Report to Stockholders is also available electronically at http://www.intellinetics.com/investor-relations/sec-filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and beneficial owners of more than 10% of our outstanding common stock, to file with the SEC initial reports regarding their ownership and changes in ownership of our securities, and to furnish us with copies of all such Section 16(a) reports that they file. We believe that, during fiscal 2013, all reports required by Section 16(a) to be filed by such persons were timely filed. In making this statement, we have relied upon a review of the copies of the Section 16(a) reports furnished to us and the written representations of our directors and executive officers.

STOCKHOLDER PROPOSALS

Stockholders may submit proper proposals for consideration at future stockholder meetings, if they comply with the requirements of federal and state laws and regulations and our amended and restated by-laws, which are summarized below.

Proposals to be Included in our Proxy Materials

In order for a stockholder proposal to be considered for inclusion in our proxy materials for our 2015 annual meeting of stockholders, the written proposal must be received by our Secretary at our principal executive offices on or before December 26, 2014. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act, including the SEC regulations under Rule 14a-8. The timely submission of a stockholder proposal does not guarantee that it will be included in our proxy materials for the 2015 annual meeting of stockholders.

Notice and Other Information

All notices of nominations for director and proposals of other items of business by stockholders, whether or not to be included in our proxy materials, must be sent to us as follows:

GlobalWise Investments, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

Attention: Secretary

44

Any stockholder proposal or director nomination must also comply with all other applicable provisions of our Articles of Incorporation and our by-laws, the Exchange Act (including the rules and regulations under the Exchange Act), and Nevada law. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. If we do not exclude the proposal, then the persons appointed as proxies in the proxy card solicited by the Board of Directors for the 2014 annual meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted outside of Rule 14a-8.

45

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card on such matters in accordance with their best judgment.

By Order of the Board of Directors

Matthew L. Chretien
President and Chief Executive Officer

Columbus, Ohio

June 27, 2014

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on August 6, 2014:

This proxy statement and our 2013 Annual Report to Stockholders are available at

http://www.intellinetics.com/investor-relations/sec-filings.

46

EXHIBIT A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

GLOBALWISE INVESTMENTS, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

1.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Globalwise Investments, Inc. (the “Corporation”) is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s financial statements.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on: management for the preparation and accuracy of the Corporation’s financial statements; both management and the Corporation’s internal audit department for establishing effective internal controls and procedures to ensure the Corporation’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and the Corporation’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Corporation’s financial statements and the effectiveness of the Corporation’s internal controls. The members of the Committee are not employees of the Corporation and are not responsible for conducting the audit or performing other accounting procedures.

2.	Composition and Meetings

The Committee shall consist of no fewer than two members of the Board. Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Stock Market. No member of the Committee can have participated in the preparation of the Corporation’s or any of its subsidiaries’ financial statements at any time during the past three years.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

The members of the Committee shall be appointed by the Board. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

3.	authority and responsibilities

The Committee shall have the following authority and responsibilities:

To (1) select and retain an independent registered public accounting firm to act as the Corporation’s independent auditors for the purpose of auditing the Corporation’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Corporation’s shareholders of the selection of the independent auditors, (2) set the compensation of the Corporation’s independent auditors, (3) oversee the work done by the Corporation’s independent auditors and (4) terminate the Corporation’s independent auditors, if necessary.

To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

To pre-approve all audit and permitted non-audit and tax services that may be provided by the Corporation’s independent auditors or other registered public accounting firms, and establish policies and procedures for the Committee’s pre-approval of permitted services by the Corporation’s independent auditors or other registered public accounting firms on an ongoing basis.

At least annually, to obtain and review a report by the Corporation’s independent auditors that describes (1) the accounting firm’s internal quality control procedures, (2) any material issues raised by the most recent quality control review, peer review or Public Company Accounting Oversight Board review of the firm, or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Corporation or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors.

At least annually, to evaluate the qualifications, performance and independence of the Corporation’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Corporation’s independent auditors and consider regular rotation of the accounting firm serving as the Corporation’s independent auditors.

At least annually, to present the Committee’s conclusions regarding the qualifications, independence and performance of the independent auditors to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself as to the qualifications, performance and independence of the independent auditors.

To review and discuss with the Corporation’s independent auditors (1) the auditors’ responsibilities under generally accepted auditing standards, (2) the scope and timing of the annual audit and (3) the results, including significant findings, of the annual audit.

To obtain and review a report by the Corporation’s independent auditors that describes: (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

To review with the Corporation’s independent auditors (1) any audit problems or difficulties, including difficulties encountered by the Corporation’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information, (2) any significant disagreements with management and (3) management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Corporation’s auditors and management.

To review with management and the Corporation’s independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Corporation’s selection or application of accounting policies; any significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Corporation’s financial statements.

To review with management, the internal audit department and the Corporation’s independent auditors the adequacy and effectiveness of the Corporation’s internal controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Corporation’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and review and discuss with management and the Corporation’s independent auditors disclosure relating to the Corporation’s internal controls, the independent auditors’ report on the effectiveness of the Corporation’s internal control over financial reporting and the required management certifications to be included in or attached as exhibits to the Corporation’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

To review and discuss with the Corporation’s independent auditors and management the Corporation’s annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Corporation’s annual report on Form 10-K before the Form 10-K is filed.

To recommend to the Board that the audited financial statements and the MD&A section be included in the Corporation’s Form 10-K and produce the audit committee report required to be included in the Corporation’s proxy statement.

To review and discuss with the Corporation’s independent auditors and management the Corporation’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Corporation’s quarterly report on Form 10-Q before the Form 10-Q is filed.

To review and approve the functions of the Corporation’s internal audit department, scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports.

To review and discuss with management and the Corporation’s independent auditors: the Corporation’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma or adjusted non-GAAP information, before their release to the public; and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made.

To review and discuss with management and the internal audit department policies and guidelines to govern the process by which management assesses and manages the Corporation’s risks, including the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

To review the Corporation’s compliance with applicable laws and regulations and to review and oversee any policies, procedures and programs designed to promote such compliance.

To discuss with the Corporation’s general counsel or legal counsel any legal matters that may have a significant impact on the financial statements or the Corporation’s compliance policies.

To set clear Corporation hiring policies for employees or former employees of the Corporation’s independent auditors that participated in any capacity in any Corporation audit.

To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

To review, approve and oversee any transaction between the Corporation and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Corporation policies and procedures.

4.	Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Corporation, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Corporation’s independent auditors, any other accounting firm engaged to perform services for the Corporation, any outside counsel and any other advisors to the Committee.

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet not less frequently than quarterly at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall meet separately, and periodically, with management, members of the Corporation’s internal audit department and representatives of the Corporation’s independent auditors, and shall invite such members to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such members present.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

5.	Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

6.	Minutes and Performance Evaluation

The Committee shall maintain written minutes of its meetings that will be filed with the minutes of the meetings of the Board.

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

EXHIBIT B

COMPENSATION COMMITTEE CHARTER

GLOBALWISE INVESTMENTS, INC.

COMPENSATION COMMITTEE CHARTER

1.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Globalwise Investments, Inc. (the “Corporation”) is to carry out the Board’s responsibilities relating to the review and determination of the compensation of the Corporation’s directors and executive officers.

2.	Composition of the Committee

The Committee shall consist of two or more directors, as determined from time to time by the Board. Each member of the Committee shall be appointed by the Board and shall serve until his or her successor is duly appointed, or until such member’s earlier resignation or removal. The Board may remove or replace any member at any time and for any reason, with or without cause. The Board shall appoint one of the members of the Committee as Chairperson. The Chairperson, or in his or her absence a member designated by the Chairperson, will chair all meetings of the Committee and set the agenda for Committee meetings.

3.	Meetings and Procedures

The Committee shall meet at least twice each year and more frequently as the Committee deems necessary or desirable. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee may, at its own discretion, include in its meetings members of the Corporation’s management, representatives of the independent auditor, the internal auditor, or any other financial or compensation personnel employed or retained by the Corporation or any other person whose presence the Committee believes to be necessary or appropriate. In all cases, however, the chief executive officer (“CEO”) and any other officers shall not be present at meetings at which their compensation or performance is discussed or determined. Also, the Committee may exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

The Committee will maintain written minutes of its meetings, which minutes will be maintained with the books and records of the Corporation.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

4.	authority and responsibility

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has authority, to the extent it deems necessary or appropriate in its sole discretion, to retain and terminate its own special legal counsel, compensation consultants, or other experts or consultants, with such fees paid at the Corporation’s expense.

Any compensation consultant retained by the Committee to assist with its responsibilities relating to executive compensation shall not be retained by the Corporation for any compensation or other human resource matters. The compensation consultant, outside counsel and any other advisors retained by the Committee shall be independent as determined in the discretion of the Committee.

The Committee shall have the following authority and responsibilities:

(a)	To establish and annually review and approve corporate goals and objectives relevant to the compensation of the Corporation’s CEO, evaluate at least annually the CEO’s performance in light of these goals and objectives, and determine and approve the CEO’s compensation based on this evaluation. In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	To approve the compensation of all other executive officers. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

(c)	To review and approve and, when appropriate, recommend to the Board for approval, the employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans. In reviewing and approving such agreements, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act.

(d)	To review and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the shareholders of the Corporation, which includes the ability to adopt, amend and terminate such plans. In reviewing and approving such plans, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act. The Committee shall also have the authority to administer the Corporation’s incentive compensation plans and equity-based plans, including:

(i)	Setting performance targets relating to performance-based equity awards as appropriate, and committing to writing any and all such performance targets for all executive officers who may be “covered employees” under Section162(m) of the Internal Revenue Code (the “Code”) in order for such target to be “pre-established” within the meaning of Section 162(m);

(ii)	Certifying that any and all performance targets used for any performance-based equity compensation plans or awards have been met before vesting, before payment of any award amounts, or before exercise of any executive award granted under any such awards or plans;

(iii)	Reviewing, recommending and approving any awards under any equity compensation plan to executive officers and other eligible employees; and

(iv)	Approving which executive officers are entitled to awards under the Corporation’s equity compensation plans.

(e)	To administer any annual bonus or long-term incentive cash-based compensation plans, including:

(i)	Setting performance goals as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

(ii)	Certifying that any and all performance targets used for any performance-based compensation plans have been met before payment of any executive bonus or compensation under any such plans;

(iii)	Reviewing, recommending and approving the amount of any non-performance-based incentive compensation payable to the executive officers; and

(iv)	Approving all amendments to, and terminations of, all cash compensation plans and any awards under such plans.

(f)	To review, and when appropriate, recommend to the Board for approval, all employee benefit plans for the Corporation, which includes the ability to adopt, amend and terminate such plans. The Committee shall also have the authority to administer such plans.

(g)	To determine stock ownership guidelines for the CEO and other executive officers and monitor compliance by executive officers with such guidelines.

(h)	To periodically review and make recommendations to the Board with respect to the compensation of the Corporation’s directors. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

(i)	To advise the Board with respect to the setting of compensation for senior executives whose compensation is not otherwise determined by the Committee.

(j)	To establish and periodically review all policies concerning executive officer perquisite benefits.

(k)	To review and discuss with management the Corporation’s Compensation Discussion & Analysis (“CD&A”) and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Corporation’s annual report on Form 10-K and the proxy statement and to produce the compensation committee report on executive officer compensation required to be included in the Corporation’s proxy statement or annual report on Form 10-K.

(l)	To review and recommend to the Board for approval the frequency with which the Corporation will conduct shareholder advisory votes on executive compensation (“Say on Pay Vote”), taking into account the results of the most recent shareholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Corporation’s proxy statement.

(m)	To review the Corporation’s policies on the tax deductibility of compensation paid to “covered employees” (under Section 162(m)) and, as and when required, administer plans, establish performance goals and certify that performance goals have been attained for purposes of Section 162(m);

(n)	To review the Corporation’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

5.	Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

6.	Performance Evaluation

On an annual basis, the Committee will evaluate its own performance against the requirements of this Charter and report the results of its evaluation to the Board.

GLOBALWISE INVESTMENTS, INC.

Annual Meeting Proxy Card

To submit your proxy by email: send a pdf version of this completed and signed form to our transfer agent at amy@standardregistrar.com by 11:59 PM Eastern Time on August 5, 2014.

To submit your proxy by mail: send to

Standard Registar & Transfer Co. Inc.

12528 South 1840 East

Draper, UT 84020

A. Proposals—The Board of Directors recommends a vote FOR the following Proposals 1, 2, 3, 4, 5, and 7, and a vote of “Every Three Years” for Proposal 6:

1.       To elect four directors, to hold office for a term of one year.

	For	Withhold
A. Michael Chretien	☐	☐

	For	Withhold
Matthew L. Chretien	☐	☐

	For	Withhold
Thomas D. Moss	☐	☐

	For	Withhold
Rye D’Orazio	☐	☐

2. To adopt and approve an amendment to our Articles of Incorporation to effectuate a reverse stock split in the ratio of one post-split common share to seven pre-split common share	For ☐	Against ☐	Abstain ☐

3. In the event that Proposal 2 is defeated, to adopt and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance by 50,000,000 shares to a total of 100,000,000 shares	For ☐	Against ☐	Abstain ☐

4. To adopt and approve an amendment to our Articles of Incorporation to change the name of the Company from “GlobalWise Investments, Inc.” to “Intellinetics, Inc.”	For ☐	Against ☐	Abstain ☐

5. To approve, on an advisory basis, the compensation of our named executive officers	For ☐	Against ☐	Abstain ☐

6. To vote, on an advisory basis, on the frequency with which the Company shall seek advisory shareholder votes on the compensation of our named executive officers	Every 3 Years ☐	Every 2 Years ☐	Every 1 Year ☐	Abstain ☐

7. To ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014	For ☐	Against ☐	Abstain ☐

8. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date(mm/dd/yy)

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